--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         [EXCELSIOR LOGO APPEARS HERE]



                           Domestic Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 2001

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S DOMESTIC EQUITY MARKET REVIEW...................................    2
ADVISER'S INVESTMENT REVIEWS
 Blended Equity Fund......................................................    3
 Large Cap Growth Fund....................................................    4
 Optimum Growth Fund......................................................    5
 Small Cap Fund...........................................................    6
 Value and Restructuring Fund.............................................    7
 Value Equity Fund........................................................    8
 Energy and Natural Resources Fund........................................    9
 Real Estate Fund.........................................................   10
 Technology Fund..........................................................   11
 Biotechnology Fund.......................................................   12
STATEMENTS OF ASSETS AND LIABILITIES......................................   13
STATEMENTS OF OPERATIONS..................................................   15
STATEMENTS OF CHANGES IN NET ASSETS.......................................   17
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   19
PORTFOLIOS OF INVESTMENTS
 Blended Equity Fund......................................................   21
 Large Cap Growth Fund....................................................   23
 Optimum Growth Fund......................................................   24
 Small Cap Fund...........................................................   26
 Value and Restructuring Fund.............................................   27
 Value Equity Fund........................................................   29
 Energy and Natural Resources Fund........................................   30
 Real Estate Fund.........................................................   31
 Technology Fund..........................................................   32
 Biotechnology Fund.......................................................   33
NOTES TO FINANCIAL STATEMENTS.............................................   34
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.........................   45
FEDERAL TAX INFORMATION...................................................   46

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate tele-phone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses may be obtained by contacting Excelsior Funds, Inc., Excelsior Tax-Ex-empt Funds, Inc. and Excelsior Institutional Trust at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institu-tional Trust are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust at the following address:

    Excelsior Funds
    c/o J.P. Morgan Investor Services Co.
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2001 proved to be a highly challenging one in the financial markets. In many respects, as we look back over the fiscal year, financial markets performed as a polar opposite to that of fiscal year 2000.

  Domestically, the effects of several Federal Reserve interest rate hikes in late fiscal 2000 began to impact the economy. Oil prices began to rise. Concerns over slowing corporate earnings growth became a renewed focus of investors. Formerly high-flying technology and growth stocks were brought back to more realistic valuation levels. Internationally, many of these same factors combined with a weak Euro and Yen to further dampen equity performance. On the positive side, the bond market began to rally as investors moved out of equities and into fixed income securities. Finally, as the fiscal year closed, the Federal Reserve began cutting interest rates, reversing the tightening it began the year before. We are cautiously optimistic that this action will prove to be the precursor to a market recovery over the next year.

  During the next year, we will continue our efforts to enhance your investing experience with Excelsior. We are in the process of redesigning our website, excelsiorfunds.com, to provide you with greater servicing options as well as direct access to your account. You will be receiving further information from Excelsior as we approach the rollout of these enhanced services.

  As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your financial objectives.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board & President

EXCELSIOR FUNDS, INC.                             DOMESTIC EQUITY MARKET REVIEW
-------------------------------------------------------------------------------

  The fiscal year ended March 31, 2001, was an extremely difficult period for domestic equities, in large part due to concerns about interest rates and a slowing economy. Perhaps more damaging, though, was the bursting of the Internet bubble, which pulled down most technology stocks and, ultimately, other sectors as well. But the year was far from a straightforward plunge-- more an extended roller coaster ride.

  In April 2000 (the first month of the fiscal year), for instance, the NASDAQ composite saw its best two-day advance ever as well as dramatic declines; and the Dow Jones Industrial average experienced similar, though less intense, gyrations. May brought more of the same, with both indices beginning to bounce up prior to the May 16 Federal Open Market Committee meeting, and then ultimately dropping, so that a week later, the NASDAQ had fallen over 35% from its March 10 high, and the Dow, as well as the S&P 500, had traveled well into negative territory year to date. June in turn witnessed another NASDAQ rally-- a record-setting one-week gain close to 19% -- as well as more swings.

  The second fiscal quarter started on an upswing for most of the major indices, at least for the first week. But then interest-rate and economic concerns intensified, disquiet about corporate profits spread further among investors, and these trends continued for the remainder of July. Come August, good news on inflation and productivity raised spirits, but only briefly; meanwhile, the Fed's decision to leave interest rates untouched did little to help. Technology stocks rallied in September but then faltered dragged down by concerns about profits, the effects of higher oil prices and the strength of the dollar versus the weak Euro.

  Similar issues stifled the markets in the fiscal third quarter, with conditions in the Middle East and a drawn-out U.S. election only adding to the smorgasboard of investor concerns. Good news (and there was some) in the period included relative strength in health care, energy, financial services, real estate and utilities. Finally, Federal Reserve Chairman Alan Greenspan's hint that the Fed might soon lower interest rates seemed to raise hopes, albeit only slightly.

  The Fed did indeed come through in January, cutting rates not once but twice, but the response from the markets was minor. That said, in the three weeks between the two cuts, all three stock indices saw small gains. Early February brought further difficulties among tech stocks but also relative strength among sectors such as health-care, consumer staples and utilities. By mid-month, though, all three major indices had dropped close to their January levels, and evidence of rising consumer prices threw salt in the wound. March blew in, bringing with it the first anniversary of the NASDAQ's all-time high, and the index celebrated by declining again, finishing 59% below that peak. Despite more Fed cutting, all three indices ended the fiscal fourth quarter of 2001 down, the NASDAQ by more than 25%.

EXCELSIOR FUNDS, INC.                                       BLENDED EQUITY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of -26.72%* versus -21.65%** for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Through the first three quarters of the year, after a long period of strong performance, the technology and communication sectors saw significant corrections, with many companies experiencing slowing business fundamentals. Weak technology and communication performers held by the Fund included, Microsoft, America Online, Lucent Technologies, Yahoo!, AT&T, WorldCom and Nextel. Due to concern about a slowing economy and the weak tech sector, many defensive and value-oriented stocks did well. Drug and health care stocks were strong, as were the Fund's financial services holdings. The energy and utility sectors also performed well. The fiscal fourth quarter saw the year's most challenging conditions. The tech sector, suffering from a slowdown in business investment spending, had some of the most dramatic declines. Within the Fund, such leading companies as Cisco Systems, EMC, and Nokia declined sharply. We believe that when business recovers these companies will demonstrate strong fundamentals and growth.
Other particularly weak performers included a number of health care, biotechnology and financial services companies. On a relative basis, energy and consumer cyclical stocks held up reasonably well. Fund holdings Ford Motor and Best Buy showed substantial gains for the quarter, as did AOL Time Warner, Microsoft and IBM. Regarding portfolio activity, we strove to keep the Fund well balanced, in terms of value and growth oriented investments. We also lowered the average market capitalization of the Fund as the fiscal year progressed. As of fiscal year end, the Fund was underweight in technology (versus the S&P 500), and overweight in health care and financial services. Throughout the year, we continued to devote a portion of the Fund's assets to a quantitatively managed overlay designed to smooth the Fund's overall volatility.



Blended Equity Fund+

Average Annual Total Return Ended on 3/31/01*

     1 year       5 years       10 years

    (26.72)%      12.54%         14.54%


                 [GRAPH]

                                   Standard & Poor's 500
          Blended Equity Fund      Composite Stock Price Index**
          -------------------      -----------------------------
3/31/91        10,000.00                  10,000.00
3/31/92        11,687.00                  11,105.00
3/31/93        13,937.92                  12,797.40
3/31/94        14,849.46                  12,988.08
3/31/95        17,024.90                  15,003.83
3/31/96        21,527.99                  19,817.06
3/31/97        23,915.44                  23,738.86
3/31/98        36,069.27                  35,128.77
3/31/99        43,155.48                  41,610.02
3/31/2000      53,036.41                  49,079.02
3/31/2001      38,865.08                  38,453.41


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
  The above illustration compares a $10,000 investment made in Blended Equity Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                     LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001 the Fund realized a total return of -47.00%* versus -42.72%** for the Russell 1000 Growth Index. In the fiscal first quarter, Fund performance was hindered by several long-held technology, media, and telecommunications names. Performance was aided by holdings in the financial services, health care, and media service names. Much the same pattern held true for the balance of the fiscal year, becoming most extreme in the final quarter. In the face of the growth stock/technology stock meltdown, we did not alter our fundamental investment strategy. We maintained (and maintain) our strong conviction that growth (technology in particular) stocks offer outstanding long-term investment potential. We have been devoting our energies to making sure that we own the right growth stocks for the current environment. In the fiscal fourth quarter, for instance, we added the shares of independent electric power producer AES Corp. At the same time, if we believe a company's woes will be long-lived and extend beyond an economic rebound, we will sell. With this in mind, we sold Nortel Networks in the fiscal fourth quarter. We continue to believe that the best way to grow assets over time is to invest them in a focused portfolio of fast-growing companies and to maintain a long-term investment horizon. While the equities markets have been volatile of late, we continue to believe that the Fund is well positioned by holding companies we feel have strong prospects for high revenue and unit growth, proprietary advantages (which may come in the form of a technological lead or great global brand), and experienced corporate leadership.




Large Cap Growth Fund+

Average Annual Total Return Ended on 3/31/01*

     1 year     Since Inception (10/1/97)

    (47.00)%             10.92%


                 [GRAPH]

                                   Russell 1000
         Large Cap Growth Fund     Growth Index**
         ---------------------     --------------
10/1/97          10,000                10,000
3/31/98          12,157                11,690
9/30/98          12,157                11,110
3/31/99          20,429                14,976
9/30/99          19,757                14,979
3/31/2000        27,115                20,084
9/30/2000        25,171                18,481
3/31/2001        14,371                11,505


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
  The above illustration compares a $10,000 investment made in Large Cap Growth Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR INSTITUTIONAL TRUST                               OPTIMUM GROWTH FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001 the Fund realized a total return of -45.34%* versus -42.72%** for the Russell 1000 Growth Index. In the fiscal first quarter, Fund performance was hindered by several long-held technology, media, and telecommunications names. Performance was aided by holdings in the financial services, health care, and media service names. The structured overlay continued to help dampen the overall volatility of the Fund. Much the same pattern held true for the balance of the fiscal year, becoming most extreme in the final quarter. In the face of the growth stock/technology stock meltdown, we did not alter our fundamental investment strategy. We maintained (and maintain) our strong conviction that growth (technology in particular) stocks offer outstanding long-term investment potential. We have been devoting our energies to making sure that we own the right growth stocks for the current environment. In the fiscal fourth quarter, for instance, we added the shares of independent electric power producer AES Corp. At the same time, if we believe a company's woes will be long-lived and extend beyond an economic rebound, we will sell. With this in mind, we sold Nortel Networks in the fiscal fourth quarter. We continue to believe that the best way to grow assets over time is to invest them in a focused portfolio of fast-growing companies and to maintain a long-term investment horizon. While the equities markets have been volatile of late, we continue to believe that the Fund is well positioned by holding companies we feel have strong prospects for high revenue and unit growth, proprietary advantages (which may come in the form of a technological lead or great global brand), and experienced corporate leadership.

             Optimum Growth Fund+

Average Annual Total Return Ended on 3/31/01*

     1 year     Since Inception (6/1/96)

    (45.34)%             14.69%


                 [GRAPH]

                                   Russell 1000
           Optimum Growth Fund     Growth Index**
           -------------------     --------------
6/1/96           10,000                10,000
3/31/97          10,331                11,047
3/31/98          16,572                16,507
3/31/99          27,841                21,136
3/31/2000        35,469                28,386
3/31/2001        19,416                22,127


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                            SMALL CAP FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund realized a total return of -28.64%* versus -15.33%** for the Russell 2000 Index. While Fund performance was slightly down during the fiscal first quarter, the Fund benefited from its holdings of health care stocks, including a basket of stocks in the genomics and biotechnology arena, which were strong contributors to performance. Technology issues were mixed during the quarter. In the fiscal second quarter, the Fund continued its slight decline, affected by the weak market for technology issues, in which the Fund had an overweight position. The Fund's health care issues contributed positively to performance. Regarding portfolio activity, the Fund began to lessen its exposure to certain technology related sectors and increase its weighting in certain financial sectors. Still, the Fund began the fiscal third quarter with a 20% overweight in technology, and the major technology implosion in the period had a dramatic negative impact on results. Other detractors from performance included the underweighting in basic industries. In the final quarter of the fiscal year, difficult conditions persisted and Fund performance declined further, suffering in large part due to its growth bias. While we adopted a more defensive short-term posture, we remained reluctant to alter our fundamental value bottom-up approach to stock picking as well as our long-term investment horizon.


               Small Cap Fund+

Average Annual Total Return Ended on 3/31/01*

     1 year       5 years   Since Inception (12/31/92)

    (28.64)%       1.53%             7.66%


                 [GRAPH]

                                        Russell 2000
             Small Cap Fund      Composite Stock Price Index**
             --------------      -----------------------------
12/31/92         10,000                   10,000
3/31/93          10,571                   10,440
3/31/94          12,503                   11,590
3/31/95          14,398                   12,210
3/31/96          17,031                   15,770
3/31/97          14,590                   16,576
3/31/98          19,745                   23,530
3/31/99          15,518                   19,705
3/31/2000        25,746                   27,053
3/31/2001        18,373                   22,906


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

  The above illustration compares a $10,000 investment made in Small Cap Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                              VALUE AND RESTRUCTURING FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund realized a total return of -7.76%* versus 0.27%** for the Russell 1000 Value Index. During the first fiscal quarter, the Fund's performance was hindered by holdings that had been of tremendous help in the previous fiscal year, companies such as Honeywell, Unisys and Xerox. We also added new names, including Time Warner and Met Life, and some of these did particularly well in the period. At the time, we thought we detected a shift in market sentiment toward value stocks--an assumption that later proved correct. Solid is how we describe the Fund's second fiscal period, helped as it was by our overweighting in financials, a sector that did well; and by our underweighting in the poorly performing technology group. We continued to edge into value stocks, adding to existing positions that we felt were undervalued. We also bought new names in the strengthening cyclicals area such as Georgia Pacific and PPG. Along with the overall market, the Fund had a volatile third fiscal quarter. Fortunately, though, we again benefited from a below-market weighting in the weakening technology sector and an overweight position in financials, which did well on expectations of an imminent easing by the Fed. Our holdings in media proved difficult, though, as a drop in ad spending hit Fund names like Liberty Media, News Corp and Viacom, all of which saw drops of over 20%. An economy that grew more sluggish, a market that officially hit bear territory, decimation among tech names--all of these helped make the Fund's fourth fiscal quarter extremely challenging. Being underweighted in technology took the edge of the damage, as did our overweighting in the strong cyclicals area. But our considerable holdings in financials hurt us this time, as the sector did not do as well as we had hoped--Fed easing notwithstanding.


          Value and Restructuring Fund+

Average Annual Total Return Ended on 3/31/01*

     1 year       5 years   Since Inception (12/31/92)

     (7.76)%       19.05%            21.75%


                 [GRAPH]

                  Value and
             Restructuring Fund      Russell 1000 Value Index**
             ------------------      --------------------------
12/31/92           10,000                     10,000
3/31/93            11,014                     10,967
3/31/94            13,922                     11,400
3/31/95            15,522                     12,678
3/31/96            21,184                     16,924
3/31/97            25,017                     19,983
3/31/98            38,052                     29,408
3/31/99            38,615                     30,891
3/31/2000          54,992                     32,846
3/31/2001          50,725                     32,935


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value and Restructuring Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 5000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR INSTITUTIONAL TRUST                                 VALUE EQUITY FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund realized a total return of -1.89%* versus 0.27%** for the Russell 1000 Value Index. The Fund had a challenging fiscal first quarter. In seeking out new names, we targeted areas we regarded as pockets of value, specifically, smaller stocks, some of the cyclical areas, and "deal" stocks. The Fund picked up somewhat in the fiscal second quarter. In this period, we focused portfolio activity in the mid-cap arena, where we found what we regarded as the most compelling opportunities. To raise cash for our purchases, we sold several of the Fund's longer-term, larger holdings that had performed well but that had less robust potential than the newer additions, in our view. In the fiscal third quarter, several of these new additions had a positive impact on Fund performance. TJMaxx, IMS Health, and Progressive Corp. were all standouts in this regard. For the final quarter, the Fund held its ground in a tough period for stocks in general. Specifically, the Fund benefited from the continuing strength of small- and mid-cap value stocks relative to large-cap and growth stocks as well as its overweight position in consumer cyclicals, one of the few sectors to do at least reasonably well in the quarter. Not surprisingly, the Fund's technology holdings hindered its performance. Fortunately, though, our investment in tech stocks was about half the S&P 500's roughly 20% tech weighting, so the damage was mitigated. We continue to believe firmly in the Fund's structure and strategy, and our outlook going forward is optimistic.




                 Value Equity Fund+

Average Annual Total Return Ended on 3/31/01*

     1 year     Since Inception (6/1/96)

     (1.89)%           21.19%


                 [GRAPH]

             Value Equity Fund      Russell 1000 Value Index**
             -----------------      --------------------------
6/1/96             10,000                    10,000
3/31/97             9,379                    11,607
3/31/98            14,171                    17,096
3/31/99            14,821                    17,958
3/31/2000          20,987                    19,095
3/31/2001          20,590                    19,147


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                          ENERGY AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------


  For the twelve months ended March 31, 2001, the Fund realized a total return of 11.91%* strongly outpacing the Standard & Poor's 500 Composite Stock Price Index's return of -21.65%** (the "S&P 500") for the same period. For the fiscal first quarter, the Fund advanced slightly as the energy sector benefited from a strong cyclical up trend in oil and gas prices as field depletion and OPEC discipline tightened supply. Actually, these overall favorable industry conditions persisted through the balance of the fiscal year, even as stock market conditions grew increasingly volatile. In the fiscal second quarter, for instance, the Fund gained while the S&P 500 declined. In this period, we increased our exposure to natural gas via purchase of several oil service names. Also, we initiated new positions in Sunoco, an independent refiner, and Conoco, while adding to existing positions several of the majors. We remained underweighted in the natural resource (non-energy) component due to excess capacity. In the fiscal second half, the Fund encountered increased stock market headwinds advancing slightly in the fiscal third quarter, and then declining slightly in the fiscal fourth quarter. In this period, the Fund benefited from two transactions---the proposed acquisition of Willamette Industries by Weyerhauser, and the proposed buyout of Pennaco Energy by Marathon Oil. We raised our natural gas exposure via purchase of several independent oil and gas producers, a diversified utility, and Dynegy, a merchant power and natural gas trading company. We modestly increased our weighting in the natural resource segment (forest products).


             Energy and Natural Resources Fund+

        Average Annual Total Return Ended on 3/31/01*

     1 year       5 years       Since Inception (12/31/92)

     11.91%       17.89%                 15.16%


                 [GRAPH]

                Energy and                Standard & Poor's 500
          Natural Resources Fund      Composite Stock Price Index**
          ----------------------      -----------------------------
12/31/92          10,000                          10,000
3/31/93           11,157                          10,440
3/31/94           11,094                          10,590
3/31/95           11,568                          12,240
3/31/96           14,067                          16,160
3/31/97           18,045                          19,365
3/31/98           22,551                          28,650
3/31/99           19,793                          33,935
3/31/2000         28,622                          40,026
3/31/2001         32,031                          31,361


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

  The above illustration compares a $10,000 investment made in Energy and Natural Resources Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                          REAL ESTATE FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of 24.03%* versus 22.93%** for the Morgan Stanley's REIT Index. REITs outperformed throughout the fiscal year as technology and new economy issues in general faltered under the weight of high valuations and investors sought the safety of cash flow and reasonable valuations. Also, the current returns were high for this sector relative to the broader market. We would also note that, in general, the year was characterized by a move from growth to value in the real estate sector, as it was in many other sectors. Given the industry's overall strong fundamentals, we sought exposure to all major property types. Heading into the final quarter of the fiscal year, however, we did begin to position the Fund more cautiously for the year ahead. In terms of the industry's fundamentals, we were encouraged by the longevity of the real estate cycle, but we were noting some strains. Essentially, the economy's underlying strength has provided healthy demand for space, but we expect to see some slowdown in rates of net absorption of new space. On the supply side, development remains in check, but another phenomenon has developed, the sublet market. Today, in some of the major markets, weak or impaired companies are offering space into the market on a sublet basis, adding to the current supply. We are concerned that the economy's weakness will pressure the demand side of the real estate market in general. On the capital-raising front, the market remains disciplined. While the prospects for the industry appear strong today, the supply and demand dynamics for most segments could change if the economy weakens from here, in our opinion. Appealing valuation and current return, as well as financial discipline and good internal growth prospects, are important factors in considering new investments for the Fund.


           Real Estate Fund+

Average Annual Total Return Ended on 3/31/01*

    1 year     Since Inception (10/1/97)

    24.03%              1.45%

                                    [GRAPH]

              Real Estate    Morgan Stanley     Standard & Poor's 500
              Fund           REIT Index**       Composite Stock Price Index***

10/1/1997       10,000          10,000                    10,000
3/31/1998       10,226          10,316                    11,723
9/30/1998        8,946           8,822                    10,906
3/31/1999        8,431           8,219                    13,886
9/30/1999        8,355           8,068                    13,936
3/31/2000        8,480           8,222                    16,379
9/30/2000       10,229           9,784                    15,790
3/31/2001       10,518          10,107                    12,832


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

  The above illustration compares a $10,000 investment made in Real Estate Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Morgan Stanley & Co., Incorporated--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
 *** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                           TECHNOLOGY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of -66.14%* versus -61.16%** for the Goldman Sachs Technology Index. The
Fund's first fiscal year was a dismal period for technology stocks in general, and for the Fund in particular, with each successive quarter seemingly more challenging than the one before it. As if to underscore the difficulties, the period began just weeks after the tech-heavy Nasdaq stock index had reached its all-time high--after which came its yearlong virtual freefall. During the first fiscal quarter, the Fund was hurt by some of its bigger tech holdings, a few of which fell by close to 25%, others by more than 50%. At the same time, not all the names the Fund held suffered during the three months: several rose significantly, benefiting the Fund somewhat. Our view began to shift slightly during the second fiscal quarter, though we remained confident in the quality of many of the Fund's investments, as well as our conviction regarding the long-term viability of the tech sector. Again, while some big names in the Fund dropped significantly in the period, others climbed between 26% and 50%. In the fiscal third quarter, along with the broader market--and technology stocks in particular--the Fund had an especially challenging period. Stocks that benefited from wireless growth helped Fund performance in the period. We eliminated our holdings in a major computer manufacturer, given slowing industry conditions and increased competition. We also attempted to take advantage of shrinking valuations in the sector, with selective purchases of high-quality tech concerns. Noteworthy gains from a major software manufacturer and a merger announcement helped Fund performance in the fiscal fourth quarter but provided little relief from the hammering the sector overall took in the period. Nevertheless, we maintained (and maintain) a strong conviction that technology stocks offer outstanding long-term investment potential; at the same time, we strove to pick the right investments we felt would benefit from the current difficult environment.


               Technology Fund+

Average Annual Total Return Ended on 3/31/01*

         1 year (Inception 3/31/00)

                   (66.14)%

                                 [GRAPH]
                                                     Standard & Poor's 500
                                Goldman Sachs           Composite Stock
           Technology Fund    Technology Index**         Price Index***

3/31/2000      10,000              10,000                   10,000
6/30/2000       9,407               9,119                    9,735
9/30/2000       9,343               8,232                    9,641
12/31/2000      5,752               5,363                    8,887
3/31/2001       3,386               3,884                    7,835


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.
  The above illustration compares a $10,000 investment made in Technology Fund and a broad-based index since 3/31/00 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Goldman Sachs--The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of 176 technology-related stocks using objective screening criteria by the Technology Group at Goldman Sachs.
 *** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                        BIOTECHNOLOGY FUND
-------------------------------------------------------------------------------
  For the three months ended March 31, 2001, the Fund posted a total return of -27.29%* versus -29.32%** for the NASDAQ Biotechnology Index. The Fund, which commenced operations December 31, 2000, was constructed to provide broad representation in different areas of genomics and biotechnology. The goal is to invest in what we regard as leading-edge companies that are well managed and financially sound. During what proved to be a difficult stock market environment in general--and in growth-related segments specifically--we scaled into positions slowly. At quarter end, the Fund was approximately 80% invested. Specific areas of investment include monoclonal antibody companies such as Abgenix and Medarex; genomic tool companies, such as Celera and Genaissance; integrated biopharmaceutical companies, such as Curagen and Human Genome Sciences; therapeutic companies with promising drugs based on novel mechanisms of action or broad new technology platforms such as Alexion Pharmaceuticals and Intermune Pharmaceuticals; and drug delivery companies such as Alkermese. We continue to believe that we are at the threshold of a new era in drug discovery. New tools and technologies are increasing the speed and accuracy of drug discovery and development. Biotechnology is increasingly providing the products and productivity enhancements to the pharmaceutical industry and there are now more than 900 alliances between pharmaceutical and biotech companies. While the out performance of biotech in calendar-year 2000 created relatively high valuations, it also fostered record equity financings in the industry. As a result we feel many companies are now very strong financially. All in all, we believe now is excellent time to be investing in biotech, especially once the general market pressure subsides.



                 Biotechnology Fund+

   Average Annual Total Return Ended on 3/31/01*

For the Period Ended 3/31/01  (Inception 12/31/00)

                     (27.29)%

                                    [GRAPH]
                             NASDAQ
            Biotechnology    Biotechnology    Standard & Poor's 500
            Fund             Index**          Composite Stock Price Index***

12/31/2000    10,000            10,000                  10,000
1/31/2001      9,343             9,614                  10,355
2/28/2001      8,514             8,874                   9,412
3/31/2001      7,271             7,069                   8,816


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

  The above illustration compares a $10,000 investment made in Biotechnology Fund and a broad-based index since 12/31/00 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: NASDAQ Biotechnology Index--The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of November 1, 1993.
*** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poors's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2001



                              Blended     Large Cap      Optimum       Small
                               Equity       Growth       Growth         Cap
                                Fund         Fund         Fund          Fund
                            ------------ ------------  -----------  ------------
  ASSETS:
   Investments, at cost-
   see accompanying
   portfolios.............  $460,421,105 $324,461,720  $48,919,467  $ 97,479,170
                            ============ ============  ===========  ============
   Investments, at value
   (excluding Repurchase
   Agreements) (Note 1)...  $720,650,158 $283,066,146  $53,638,261  $ 80,021,550
   Repurchase Agreements,
   at value...............     4,747,000      --         2,487,000    13,973,000
   Cash...................         3,652          792          390       --
   Dividends receivable...       575,980      136,780       34,188        33,816
   Interest receivable....        14,898      --             6,203        16,371
   Receivable for
   investments sold.......       --           --         1,569,738     2,128,921
   Receivable for fund
   shares sold............       161,357      604,739       49,002       309,539
   Prepaid expenses.......        13,155        6,037      --                886
   Unamortized
   organization costs
   (Note 5)...............       --            27,938      --            --
   Other assets...........       --           --             1,619       --
                            ------------ ------------  -----------  ------------
   Total Assets...........   726,166,200  283,842,432   57,786,401    96,484,083
  LIABILITIES:
   Payable for investments
   purchased..............       --         5,403,981    2,353,987     9,073,775
   Payable for fund shares
   redeemed...............     1,196,511      598,271        5,818        65,943
   Investment advisory
   fees payable (Note 2)..       447,825      146,211          817        35,736
   Administration fees
   payable (Note 2).......        89,003       44,186       19,902         5,006
   Administrative
   servicing fees payable
   (Note 2)...............       102,214       43,737      --             22,665
   Directors'/Trustees'
   fees payable (Note 2)..         4,346        2,003          870           470
   Due to custodian bank..       --           --           --             59,116
   Accrued expenses and
   other payables.........       146,606       99,841      162,713        40,999
                            ------------ ------------  -----------  ------------
   Total Liabilities......     1,986,505    6,338,230    2,544,107     9,303,710
                            ------------ ------------  -----------  ------------
  NET ASSETS..............   724,179,695  277,504,202   55,242,294    87,180,373
                            ============ ============  ===========  ============
  NET ASSETS consist of:
   Undistributed net
   investment income......  $    166,038 $        --   $       --   $     38,045
   Accumulated net
   realized gain (loss) on
   investments............     3,238,505  (15,388,171)  (2,656,005)  (11,092,740)
   Unrealized appreciation
   (depreciation) of
   investments and foreign
   currency translations..   264,976,053  (41,395,574)   7,205,794    (3,484,620)
   Par value (Note 4).....        20,120       27,589           42         8,663
   Paid-in capital in
   excess of par value....   455,778,979  334,260,358   50,692,463   101,711,025
                            ------------ ------------  -----------  ------------
  Total Net Assets........  $724,179,695 $277,504,202  $55,242,294  $ 87,180,373
                            ============ ============  ===========  ============
  Net Assets:
   Shares.................  $724,179,695 $277,504,202  $13,248,623  $ 87,180,373
   Institutional Shares...       --           --        41,993,671       --
  Shares outstanding (Note
  4):
   Shares.................    20,119,541   27,589,134    1,024,090     8,663,004
   Institutional Shares...       --           --         3,202,019       --
  NET ASSET VALUE PER
  SHARE (net assets /
  shares outstanding):
   Shares.................        $35.99       $10.06       $12.94        $10.06
                                  ======       ======       ======        ======
   Institutional Shares...           --           --        $13.11           --
                                   =====        =====       ======         =====

                       See Notes to Financial Statements

    Value and         Value       Energy and        Real
  Restructuring      Equity    Natural Resources   Estate      Technology   Biotechnology
       Fund           Fund           Fund           Fund          Fund          Fund
  -------------    ----------- ----------------- -----------  ------------  -------------
  $1,571,308,472   $37,567,529   $ 87,607,836    $43,069,364  $ 50,118,606   $19,570,800
  ==============   ===========   ============    ===========  ============   ===========
  $1,810,792,992   $41,603,272   $ 94,794,805    $42,109,978  $ 27,180,693   $16,245,212
       8,478,000     1,065,000     10,727,000      2,653,000       --            --
           1,018       --                 543        --             46,984       146,831
         950,877         5,220         29,066        277,962         9,859           213
         192,809         2,227         15,826            722         5,184         3,712
       5,499,917     1,217,329      5,265,694        --            --            117,372
      13,968,864       387,944        283,681        --             95,800        35,484
          14,028       --               1,091            209       --            --
        --             --             --              10,347       --            --
        --                 781        --             --            --            --
  --------------   -----------   ------------    -----------  ------------   -----------
   1,839,898,505    44,281,773    111,117,706     45,052,218    27,338,520    16,548,824
      13,284,952       878,032      8,148,614        721,480     2,797,648     1,273,462
       1,865,413       --              22,023            164         4,363       --
       1,060,959         4,444         39,831         23,159        84,882            17
         254,083        12,281         19,974          5,922         3,532         1,826
         128,947       --             --               6,893         2,141       --
           8,979       --                  33            217           155           166
        --               3,040        --              47,474       --            --
         584,731        20,076         37,194          9,638        17,303        10,052
  --------------   -----------   ------------    -----------  ------------   -----------
      17,188,064       917,873      8,267,669        814,947     2,910,024     1,285,523
  --------------   -----------   ------------    -----------  ------------   -----------
   1,822,710,441    43,363,900    102,850,037     44,237,271    24,428,496    15,263,301
  ==============   ===========   ============    ===========  ============   ===========
  $    1,286,479   $    19,749   $     67,468    $    59,493  $        --    $    26,688
     (21,646,195)    1,770,807      3,472,720     (7,496,589)   (2,568,608)      (58,488)
     247,962,520     5,100,673     17,913,969      1,693,614   (22,937,913)   (3,325,588)
          59,388            36          6,676          7,267        10,305         2,997
   1,595,048,249    36,472,635     81,389,204     49,973,486    49,924,712    18,617,692
  --------------   -----------   ------------    -----------  ------------   -----------
  $1,822,710,441   $43,363,900   $102,850,037    $44,237,271  $ 24,428,496   $15,263,301
  ==============   ===========   ============    ===========  ============   ===========
  $1,822,710,441   $ 2,370,794   $102,850,037    $44,237,271  $ 24,428,496   $15,263,301
        --          40,993,106        --             --            --            --
      59,387,857       197,806      6,675,565      7,267,180    10,304,984     2,996,563
        --           3,424,784        --             --            --            --
          $30.69        $11.99         $15.41          $6.09         $2.37         $5.09
          ======        ======         ======          =====         =====         =====
             --         $11.97            --             --            --            --
           =====        ======          =====           ====          ====          ====

                       See Notes to Financial Statements

Excelsior Funds
Statements of Operations
Year Ended March 31, 2001


                                 Blended       Large Cap      Optimum        Small
                                 Equity         Growth         Growth         Cap
                                  Fund           Fund           Fund          Fund
                              -------------  -------------  ------------  ------------
  INVESTMENT INCOME:
   Interest income..........  $     581,798  $   1,137,467  $    184,833  $    828,285
   Dividend income..........      8,837,136      1,103,074       287,496       723,055
                              -------------  -------------  ------------  ------------
   Total Income.............      9,418,934      2,240,541       472,329     1,551,340
  EXPENSES:
   Investment advisory fees
   (Note 2).................      6,933,125      3,298,880       592,128       636,011
   Administration fees (Note
   2).......................      1,405,113        668,573       138,467       161,123
   Administrative servicing
   fees (Note 2)............        749,050        354,447        24,827       166,643
   Custodian fees...........        232,052        111,510        26,810        40,086
   Shareholder servicing
   agent fees...............        179,374        166,834        27,621        49,256
   Legal and audit fees.....         87,671         43,209         3,883        11,123
   Shareholder reports......         77,744         40,270        10,684         9,060
   Registration and filing
   fees.....................         27,485         17,035        25,097        15,785
   Directors'/Trustees' fees
   and expenses (Note 2)....         21,284         10,767         6,448         2,562
   Amortization of
   organization costs (Note
   5).......................       --                4,475           244       --
   Distribution fees (Note
   2).......................       --             --              50,204       --
   Miscellaneous expenses...         49,257         35,443         5,498        13,424
                              -------------  -------------  ------------  ------------
   Total Expenses...........      9,762,155      4,751,443       911,911     1,105,073
   Fees waived by investment
   adviser and
   administrators (Note 2)..       (616,056)      (305,312)     (134,131)     (161,459)
                              -------------  -------------  ------------  ------------
   Net Expenses.............      9,146,099      4,446,131       777,780       943,614
                              -------------  -------------  ------------  ------------
  NET INVESTMENT INCOME
  (LOSS)....................        272,835     (2,205,590)     (305,451)      607,726
                              -------------  -------------  ------------  ------------
  REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  (Note 1):
   Net realized gain (loss):
   Security transactions....     31,907,805        (67,996)    5,758,275   (11,102,718)
   Written Options..........       --             --             --            --
   Foreign currency
   transactions.............       --             --             --            --
                              -------------  -------------  ------------  ------------
   Total net realized gain
   (loss)...................     31,907,805        (67,996)    5,758,275   (11,102,718)
   Change in unrealized
   appreciation/depreciation
   on investments, written
   options and foreign
   currency translations
   during the year..........   (300,418,880)  (245,849,775)  (54,320,294)  (24,787,556)
                              -------------  -------------  ------------  ------------
   Net realized and
   unrealized gain (loss) on
   investments..............   (268,511,075)  (245,917,771)  (48,562,019)  (35,890,274)
                              -------------  -------------  ------------  ------------
   Net increase (decrease)
   in net assets resulting
   from operations..........  $(268,238,240) $(248,123,361) $(48,867,470) $(35,282,548)
                              =============  =============  ============  ============

 * Technology Fund commenced operations on March 31, 2000.
** Biotechnology Fund commenced operations on December 31, 2000.

                       See Notes to Financial Statements

    Value and       Value          Energy and        Real
  Restructuring     Equity      Natural Resources   Estate     Technology   Biotechnology
      Fund           Fund             Fund           Fund        Fund*         Fund**
  -------------  -----------    ----------------- ----------  ------------  -------------
  $   2,935,526  $    46,637       $  329,531     $  135,977  $    138,684   $    55,247
     36,955,915    1,330,379          918,086      2,637,390        12,427         1,383
  -------------  -----------       ----------     ----------  ------------   -----------
     39,891,441    1,377,016        1,247,617      2,773,367       151,111        56,630
      9,179,765      294,092          514,789        412,770       182,640        22,672
      2,325,541       68,774          130,413         62,871        27,761         3,666
      2,225,350       --               93,484         30,883         3,908       --
        405,123       16,503           23,588         12,774        13,978           603
        846,525       13,132           88,750         12,390         7,504            54
        117,587        4,597            8,847          4,297           862           765
        112,152        3,819            6,025          3,757        11,468        17,794
         77,847       27,516           23,510         12,472         9,380         1,011
         34,773        2,619            1,447            895           387           166
       --                244           --              5,902       --            --
       --              1,653           --             --           --            --
        266,836        3,004           10,185          3,193        13,349         5,866
  -------------  -----------       ----------     ----------  ------------   -----------
     15,591,499      435,953          901,038        562,204       271,237        52,597
     (1,058,866)     (75,250)         (49,543)       (66,547)      (44,468)      (22,655)
  -------------  -----------       ----------     ----------  ------------   -----------
     14,532,633      360,703          851,495        495,657       226,769        29,942
  -------------  -----------       ----------     ----------  ------------   -----------
     25,358,808    1,016,313          396,122      2,277,710       (75,658)       26,688
  -------------  -----------       ----------     ----------  ------------   -----------
     (3,329,084)  18,900,997        7,229,983       (570,228)   (2,568,608)      (58,488)
      2,718,420       --               --             --           --            --
           (376)      --               --             --           --            --
  -------------  -----------       ----------     ----------  ------------   -----------
       (611,040)  18,900,997        7,229,983       (570,228)   (2,568,608)      (58,488)
   (173,836,542) (21,861,799)        (497,331)     6,640,885   (22,937,913)   (3,325,588)
  -------------  -----------       ----------     ----------  ------------   -----------
   (174,447,582)  (2,960,802)       6,732,652      6,070,657   (25,506,521)   (3,384,076)
  -------------  -----------       ----------     ----------  ------------   -----------
  $(149,088,774) $(1,944,489)      $7,128,774     $8,348,367  $(25,582,179)  $(3,357,388)
  =============  ===========       ==========     ==========  ============   ===========

                       See Notes to Financial Statements

Excelsior Funds
Statements of Changes in Net Assets

                                        Blended       Large Cap      Optimum
                                        Equity         Growth         Growth
                                         Fund           Fund           Fund
                                     -------------  -------------  ------------
  Year Ended March 31, 2001
  Net investment income (loss).....  $     272,835  $  (2,205,590) $   (305,451)
  Net realized gain (loss) on
  investments......................     31,907,805        (67,996)    5,758,275
  Net realized gain on foreign
  currency transactions and written
  options..........................       --             --             --
  Change in unrealized
  appreciation/depreciation of
  investments, written options and
  foreign currency translations
  during the year..................   (300,418,880)  (245,849,775)  (54,320,294)
                                     -------------  -------------  ------------
  Net increase (decrease) in net
  assets resulting from
  operations.......................   (268,238,240)  (248,123,361)  (48,867,470)
  Distributions to shareholders:
   From net investment income
   Shares..........................       (213,595)      --                 (37)
   Institutional Shares............       --             --             --
   From net realized gain on
   investments
   Shares..........................    (26,809,624)      --          (3,877,457)
   Institutional Shares............       --             --         (13,038,399)
   In excess of net realized gains
   Shares..........................       --             --            (574,067)
   Institutional Shares............       --             --          (1,931,245)
                                     -------------  -------------  ------------
     Total distributions...........    (27,023,219)      --         (19,421,205)
                                     -------------  -------------  ------------
  Increase in net assets from fund
  share transactions (Note 4)
   Shares..........................     26,032,049     27,313,465     6,705,413
   Institutional Shares............       --             --           8,970,057
                                     -------------  -------------  ------------
     Total from fund share
     transactions..................     26,032,049     27,313,465    15,675,470
                                     -------------  -------------  ------------
  Net increase (decrease) in net
  assets...........................   (269,229,410)  (220,809,896)  (52,613,205)
  NET ASSETS:
   Beginning of period.............    993,409,105    498,314,098   107,855,499
                                     -------------  -------------  ------------
   End of period (1)...............  $ 724,179,695  $ 277,504,202  $ 55,242,294
                                     =============  =============  ============
   (1) Including undistributed net
   investment income...............  $     166,038  $  --          $  --
                                     =============  =============  ============
  Year Ended March 31, 2000
  Net investment income (loss).....  $     619,236  $  (1,603,901) $   (229,016)
  Net realized gain (loss) on
  investments......................     14,070,026    (11,743,135)   22,425,776
  Net realized loss on foreign
  currency transactions............       --             --             --
  Change in unrealized
  appreciation/depreciation of
  investments, written options and
  foreign currency translations
  during the year..................    191,700,096    121,578,266     3,177,959
                                     -------------  -------------  ------------
  Net increase (decrease) in net
  assets resulting from
  operations.......................    206,389,358    108,231,230    25,374,719
  Distributions to shareholders:
   From net investment income
   Shares..........................     (1,149,475)      --             --
   Institutional Shares............       --             --             --
   From net realized gain on
   investments
   Shares..........................    (24,632,190)      --          (2,801,624)
   Institutional Shares............       --             --         (11,457,427)
   In excess of net realized gain
   on investments
   Shares..........................       (963,687)      --             --
                                     -------------  -------------  ------------
     Total distributions...........    (26,745,352)      --         (14,259,051)
                                     -------------  -------------  ------------
  Increase (decrease) in net assets
  from fund share transactions
  (Note 4)
   Shares..........................     93,492,128    138,535,123     7,591,166
   Institutional Shares............       --             --         (11,310,189)
                                     -------------  -------------  ------------
     Total from fund share
     transactions..................     93,492,128    138,535,123    (3,719,023)
                                     -------------  -------------  ------------
  Net increase in net assets.......    273,136,134    246,766,353     7,396,645
  NET ASSETS:
   Beginning of year...............    720,272,971    251,547,745   100,458,854
                                     -------------  -------------  ------------
   End of year (2).................  $ 993,409,105  $ 498,314,098  $107,855,499
                                     =============  =============  ============
  --------
   (2) Including undistributed net
   investment income...............  $     106,798  $    --        $    --
                                     =============  =============  ============
  --------

 * Technology Fund commenced operations on March 31, 2000.
** Biotechnology Fund commenced operations on December 31, 2000.
                       See Notes to Financial Statements

                   Value and        Value         Energy and        Real
   Small Cap     Restructuring      Equity     Natural Resources   Estate      Technology   Biotechnology
      Fund            Fund           Fund            Fund           Fund         Fund*         Fund**
  ------------   --------------  ------------  ----------------- -----------  ------------  -------------
  $    607,726   $   25,358,808  $  1,016,313    $    396,122    $ 2,277,710  $    (75,658)  $    26,688
   (11,102,718)      (3,329,084)   18,900,997       7,229,983       (570,228)   (2,568,608)      (58,488)
       --             2,718,044       --              --             --            --            --
   (24,787,556)    (173,836,542)  (21,861,799)       (497,331)     6,640,885   (22,937,913)   (3,325,588)
  ------------   --------------  ------------    ------------    -----------  ------------   -----------
   (35,282,548)    (149,088,774)   (1,944,489)      7,128,774      8,348,367   (25,582,179)   (3,357,388)
      (552,989)     (24,440,267)       (6,855)       (366,973)    (2,382,641)         (563)      --
       --              --            (990,315)        --             --            --            --
       --              --            (314,502)     (7,662,376)       --            --            --
       --              --         (17,700,442)        --             --            --            --
       --              --             --              --             --            --            --
    (7,572,357)        --             --              --             --            --            --
  ------------   --------------  ------------    ------------    -----------  ------------   -----------
    (8,125,346)     (24,440,267)  (19,012,114)     (8,029,349)    (2,382,641)         (563)      --
  ------------   --------------  ------------    ------------    -----------  ------------   -----------
    22,647,253      788,995,189     2,433,218      32,624,942      4,568,102    50,011,238    18,620,689
       --              --           7,573,038         --             --            --            --
  ------------   --------------  ------------    ------------    -----------  ------------   -----------
    22,647,253      788,995,189    10,006,256      32,624,942      4,568,102    50,011,238    18,620,689
  ------------   --------------  ------------    ------------    -----------  ------------   -----------
   (20,760,641)     615,466,148   (10,950,347)     31,724,367     10,533,828    24,428,496    15,263,301
   107,941,014    1,207,244,293    54,314,247      71,125,670     33,703,443       --            --
  ------------   --------------  ------------    ------------    -----------  ------------   -----------
  $ 87,180,373   $1,822,710,441  $ 43,363,900    $102,850,037    $44,237,271  $ 24,428,496   $15,263,301
  ============   ==============  ============    ============    ===========  ============   ===========
  $     38,045   $    1,286,479  $     19,749    $     67,468    $    59,493  $    --        $    26,688
  ============   ==============  ============    ============    ===========  ============   ===========
  $      8,235   $    1,975,975  $    147,525    $    197,964    $ 2,107,377
    11,251,028       (1,209,577)    1,293,913       9,381,472     (4,822,127)
       --                (4,458)       (2,680)           (453)       --
    19,556,536      294,661,200    15,693,776      10,323,732      2,590,497
  ------------   --------------  ------------    ------------    -----------
    30,815,799      295,423,140    17,132,534      19,902,715       (124,253)
       --            (2,302,013)         (342)       (250,304)    (1,966,824)
       --              --            (231,511)        --             --
       --              --              (1,336)     (2,177,387)       --
       --              --            (885,998)        --             --
       --              --             --              --             --
  ------------   --------------  ------------    ------------    -----------
       --            (2,302,013)   (1,119,187)     (2,427,691)    (1,966,824)
  ------------   --------------  ------------    ------------    -----------
    33,336,782      319,508,408       161,435      10,629,906      2,953,645
       --              --          (1,291,679)        --             --
  ------------   --------------  ------------    ------------    -----------
    33,336,782      319,508,408    (1,130,244)     10,629,906      2,953,645
  ------------   --------------  ------------    ------------    -----------
    64,152,581      612,629,535    14,883,103      28,104,930        862,568
    43,788,433      594,614,758    39,431,144      43,020,740     32,840,875
  ------------   --------------  ------------    ------------    -----------
  $107,941,014   $1,207,244,293  $ 54,314,247    $ 71,125,670    $33,703,443
  ============   ==============  ============    ============    ===========
  $      5,680   $      368,312  $        688    $     38,319    $   164,424
  ============   ==============  ============    ============    ===========


                       See Notes to Financial Statements

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios
  For a Fund share outstanding throughout each period.

                                                     Net Realized and               Dividends   Distributions From Net
                   Net Asset Value,      Net      Unrealized Gain (Loss) Total From  From Net      Realized Gain on
                     Beginning of    Investment     on Investments and   Investment Investment       Investments
                        Period      Income (Loss)        Options         Operations   Income         and Options
                   ---------------- ------------- ---------------------- ---------- ----------  ----------------------
BLENDED EQUITY
FUND --
 (4/25/85*)
 Shares:
 Year Ended March
 31,
 1997............       $24.43         $ 0.18             $ 2.50           $ 2.68     $(0.14)           $(1.16)
 1998............        25.81           0.16              12.59            12.75      (0.16)            (2.28)
 1999............        36.12           0.11               6.90             7.01      (0.13)            (0.49)
 2000............        42.51           0.03               9.54             9.57      (0.06)            (1.34)
 2001............        50.63           0.01             (13.31)          (13.30)     (0.01)            (1.33)
LARGE CAP GROWTH FUND --
(10/1/97*)
 Period Ended
 March 31, 1998..       $ 7.00           --               $ 1.51           $ 1.51       --                --
 Year Ended March
 31,
 1999............         8.51         $(0.03)              5.82             5.79       --                --
 2000............        14.30          (0.06)              4.74             4.68       --                --
 2001............        18.98          (0.08)             (8.84)           (8.92)      --                --
OPTIMUM GROWTH
FUND -- (7/3/96*)
 Shares:
 Period Ended
 March 31, 1997..       $ 9.87         $ 0.02             $ 0.31           $ 0.33     $(0.02)             --
 Year Ended March
 31,
 1998............        10.18          (0.01)              6.15             6.14      (0.01)             --
 1999............        16.31          (0.06)             11.15            11.09       --                --
 2000............        27.40          (0.11)              7.16             7.05       --              $(3.88)
 2001............        30.57          (0.10)            (12.08)          (12.18)      --               (4.75)
SMALL CAP FUND --
 (12/31/92*)
 Shares:
 Year Ended March
 31,
 1997............       $10.78         $(0.03)            $(1.43)          $(1.46)      --              $(0.10)
 1998............         8.83          (0.01)              3.13             3.12       --                --
 1999............        11.95           --                (2.56)           (2.56)      --               (0.12)
 2000............         9.27           -- (4)             6.12             6.12       --                --
 2001............        15.39           0.07              (4.41)           (4.34)    (0.07)              --
VALUE AND RESTRUCTURING FUND --
 (12/31/92*)
 Shares:
 Year Ended March
 31,
 1997............       $14.03         $ 0.13             $ 2.36           $ 2.49     $(0.12)           $(0.47)
 1998............        15.93           0.10               8.12             8.22      (0.09)            (0.27)
 1999............        23.79           0.13               0.21             0.34      (0.11)            (0.14)
 2000............        23.88           0.07              10.03            10.10      (0.09)             --
 2001............        33.89           0.60              (3.21)           (2.61)     (0.59)             --
VALUE EQUITY FUND -- (1/15/97*)
 Shares:
 Period Ended
 March 31, 1997..       $12.08         $ 0.01             $(0.76)          $(0.75)      --                --
 Year Ended March
 31,
 1998............        11.33           0.07               5.57             5.64     $(0.06)           $(0.80)
 1999............        16.11           0.08               0.55             0.63      (0.07)            (1.32)
 2000............        15.35           0.01               6.35             6.36      (0.05)            (0.32)
 2001............        21.34           0.37              (1.27)           (0.90)     (0.37)            (8.08)
ENERGY AND NATURAL RESOURCES FUND -- (12/31/92*)
 Year Ended March
 31,
 1997............       $ 9.55         $ 0.09             $ 2.60           $ 2.69     $(0.09)           $(1.03)
 1998............        11.12           0.09               2.69             2.78      (0.10)            (1.07)
 1999............        12.66           0.10              (1.65)           (1.55)     (0.09)             --
 2000............        11.02           0.04               4.72             4.76      (0.06)            (0.51)
 2001............        15.21           0.07               1.60             1.67      (0.07)            (1.40)
REAL ESTATE
FUND --
 (10/1/97*)
 Period Ended
 March 31, 1998..       $ 7.00         $ 0.15             $ 0.01           $ 0.16     $(0.11)             --
 Year Ended March
 31,
 1999............         7.05           0.33              (1.55)           (1.22)     (0.33)             --
 2000............         5.50           0.34              (0.31)            0.03      (0.32)             --
 2001............         5.21           0.33               0.89             1.22      (0.34)             --
TECHNOLOGY
FUND --
 (3/31/00*)
 Period Ended
 March 31, 2001..       $ 7.00         $(0.01)            $(4.62)          $(4.63)       -- (4)           --
BIOTECHNOLOGY
FUND --
 (12/31/00*)
 Period Ended
 March 31, 2001..       $ 7.00         $ 0.01             $(1.92)          $(1.91)      --                --
                      Distributions in
                        Excess of Net
                      Realized Gain on
                   Investments and Options
                   -----------------------
BLENDED EQUITY
FUND --
 (4/25/85*)
 Shares:
 Year Ended March
 31,
 1997............            --
 1998............            --
 1999............            --
 2000............          $(0.05)
 2001............            --
LARGE CAP GROWTH FUND --
(10/1/97*)
 Period Ended
 March 31, 1998..            --
 Year Ended March
 31,
 1999............            --
 2000............            --
 2001............            --
OPTIMUM GROWTH
FUND -- (7/3/96*)
 Shares:
 Period Ended
 March 31, 1997..            --
 Year Ended March
 31,
 1998............            --
 1999............            --
 2000............            --
 2001............          $(0.70)
SMALL CAP FUND --
 (12/31/92*)
 Shares:
 Year Ended March
 31,
 1997............          $(0.39)
 1998............            --
 1999............            --
 2000............            --
 2001............           (0.92)
VALUE AND RESTRUCTURING FUND --
 (12/31/92*)
 Shares:
 Year Ended March
 31,
 1997............            --
 1998............            --
 1999............            --
 2000............            --
 2001............            --
VALUE EQUITY FUND -- (1/15/97*)
 Shares:
 Period Ended
 March 31, 1997..            --
 Year Ended March
 31,
 1998............            --
 1999............            --
 2000............            --
 2001............            --
ENERGY AND NATURAL RESOURCES FUND -- (12/31/92*)
 Year Ended March
 31,
 1997............            --
 1998............          $(0.07)
 1999............            --
 2000............            --
 2001............            --
REAL ESTATE
FUND --
 (10/1/97*)
 Period Ended
 March 31, 1998..            --
 Year Ended March
 31,
 1999............            --
 2000............            --
 2001............            --
TECHNOLOGY
FUND --
 (3/31/00*)
 Period Ended
 March 31, 2001..            --
BIOTECHNOLOGY
FUND --
 (12/31/00*)
 Period Ended
 March 31, 2001..            --

* Commencement of Operations
(1) Not Annualized
(2) Annualized
(3) Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(4) Amount represents less than $0.01
    per share.

                       See Notes to Financial Statements


                                                                Ratio of Net          Ratio of Gross           Ratio of Net
    Total      Net Asset Value, Total       Net Assets, End Operating Expenses to Operating Expenses to  Investment Income (Loss)
Distributions   End of Period   Return      of Period (000)  Average Net Assets   Average Net Assets (3)  to Average Net Assets
-------------  ---------------- ------      --------------- --------------------- ---------------------- ------------------------
   $(1.30)          $25.81       11.09 %       $ 306,990            1.01%                  1.06%                   0.71 %
    (2.44)           36.12       50.82 %         594,909            0.99%                  1.06%                   0.55 %
    (0.62)           42.51       19.65 %         720,273            0.95%                  1.01%                   0.29 %
    (1.45)           50.63       22.90 %         993,409            0.97%                  1.02%                   0.08 %
    (1.34)           35.99      (26.72)%         724,180            0.99%                  1.06%                   0.03 %

     --             $ 8.51       21.57 %(1)    $  47,529            1.05%(2)               1.20%(2)               (0.16)%(2)

     --              14.30       68.04 %         251,548            1.04%                  1.08%                  (0.53)%
     --              18.98       32.73 %         498,314            1.01%                  1.07%                  (0.48)%
     --              10.06      (47.00)%         277,504            1.01%                  1.08%                  (0.50)%


   $(0.02)          $10.18        3.31 %(1)    $   3,357            1.05%(2)               1.47%(2)                0.33 %(2)

    (0.01)           16.31       60.41 %           6,602            1.05%                  1.32%                  (0.12)%
     --              27.40       68.00 %          12,414            1.05%                  1.26%                  (0.34)%
    (3.88)           30.57       27.40 %          21,967            1.05%                  1.18%                  (0.43)%
    (5.45)           12.94      (45.34)%          13,249            1.05%                  1.20%                  (0.53)%



   $(0.49)          $ 8.83      (14.33)%       $  53,258            0.94%                  1.02%                  (0.26)%
     --              11.95       35.33 %          68,548            0.94%                  1.01%                  (0.14)%
    (0.12)            9.27      (21.41)%          43,788            0.94%                  1.05%                  (0.04)%
     --              15.39       65.91 %         107,941            0.92%                  1.03%                   0.01 %
    (0.99)           10.06      (28.69)%          87,180            0.89%                  1.04%                   0.57 %



   $(0.59)          $15.93       18.09 %       $ 124,011            0.91%                  0.95%                   0.90 %
    (0.36)           23.79       52.10 %         388,447            0.89%                  0.93%                   0.54 %
    (0.25)           23.88        1.48 %         594,615            0.93%                  1.07%                   0.59 %
    (0.09)           33.89       42.41 %       1,207,244            0.90%                  1.03%                   0.25 %
    (0.59)           30.69       (7.74)%       1,822,710            0.95%                  1.02%                   1.66 %


      --            $11.33       (6.21)%(1)    $      56            1.05%(2)               1.43%(2)                0.54 %(2)
   $(0.86)           16.11       51.09 %              78            1.05%                  1.35%                   0.47 %
    (1.39)           15.35        4.59 %             125            1.05%                  1.32%                   0.53 %
    (0.37)           21.34       41.60 %             336            1.05%                  1.20%                   0.02 %
    (8.45)           11.99       (0.84)%           2,371            1.03%                  1.26%                   0.97 %


   $(1.12)          $11.12       28.28 %       $  33,393            0.93%                  0.98%                   0.84 %
    (1.24)           12.66       24.97 %          46,174            0.99%                  1.07%                   0.69 %
    (0.09)           11.02      (12.23)%          43,021            0.98%                  1.09%                   0.97 %
    (0.57)           15.21       44.61 %          71,126            0.97%                  1.08%                   0.37 %
    (1.47)           15.41       11.98 %         102,850            0.99%                  1.05%                   0.46 %

   $(0.11)          $ 7.05        2.26 %(1)    $  41,171            1.20%(2)               1.40%(2)                5.02 %(2)

    (0.33)            5.50      (17.55)%          32,841            1.20%                  1.43%                   5.37 %
    (0.32)            5.21        0.58 %          33,703            1.20%                  1.41%                   6.17 %
    (0.34)            6.09       24.03 %          44,237            1.20%                  1.36%                   5.52 %

      -- (4)        $ 2.37      (66.14)%       $  24,428            1.25%                  1.50%                  (0.42)%

      --            $ 5.09      (27.29)%(1)    $  15,263            1.25%(2)               2.19%(2)                1.11 %(2)
Portfolio    Fee
Turnover   Waivers
  Rate     (Note 2)
---------- --------
    39%     $0.01
    28%      0.02
    20%      0.02
    24%      0.02
    36%      0.03

    12%(2)    --

     4%       --
    20%     $0.01
    20%      0.01


    20%(2)  $0.03

    19%      0.03
    22%      0.04
    44%      0.03
    46%      0.03



    55%     $0.01
    73%      0.01
   115%      0.01
   134%      0.01
   132%      0.02



    62%     $0.01
    30%      0.01
    43%      0.03
    20%      0.03
    15%      0.03


    64%(2)  $0.01
    51%      0.05
    55%      0.04
    45%      0.05
    95%      0.09


    87%       --
    88%     $0.01
    96%      0.01
   138%      0.01
    59%      0.01

    30%(2)  $0.01

    28%      0.01
    27%      0.01
    29%      0.01

    19%        --

     2%     $0.01

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Blended Equity Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
 COMMON STOCKS -- 99.51%
         CAPITAL GOODS -- 13.68%
 116,000 Boeing Co...............................................   $  6,462,360
  32,000 Capital One Financial Corp..............................      1,776,000
  36,000 Caterpillar, Inc........................................      1,597,680
 220,000 Citigroup, Inc. ........................................      9,895,600
  47,000 Cooper Industries, Inc..................................      1,572,150
  72,995 Danaher Corp............................................      3,982,607
  90,000 Dover Corp..............................................      3,225,600
 788,300 General Electric Co. ...................................     32,998,238
  39,000 Grainger (W.W.), Inc....................................      1,320,150
  74,870 Hartford Financial Services Group.......................      4,417,330
 150,566 Illinois Tool Works, Inc................................      8,558,171
 127,500 Lockheed Martin Corp....................................      4,545,375
  35,000 Rockwell International Corp.............................      1,272,250
 208,807 Tyco International Ltd. ................................      9,026,727
 132,000 Waste Management, Inc. .................................      3,260,400
 104,100 Wells Fargo Co. ........................................      5,149,827
                                                                    ------------
                                                                      99,060,465
                                                                    ------------
         COMMUNICATIONS SERVICES -- 3.73%
  25,000 Alltel Corp. ...........................................      1,311,500
  85,000 BellSouth Corp..........................................      3,478,200
 222,290 NEXTEL Communications, Inc., Class A....................      3,209,312
 166,358 SBC Communications, Inc.................................      7,424,557
 162,000 Sprint Corp. (FON Group)................................      3,562,380
 163,000 Verizon Communications..................................      8,035,900
                                                                    ------------
                                                                      27,021,849
                                                                    ------------
         CONSUMER CYCLICAL -- 10.49%
  34,000 +Autozone, Inc..........................................        952,680
  80,000 +Comcast Corp., Class A Special.........................      3,355,000
  62,000 +Edison Schools, Inc. ..................................      1,255,500
 349,635 Ford Motor Co. .........................................      9,831,736
 150,000 +General Motors Corp., Class H..........................      2,925,000
 100,000 Herman Miller, Inc......................................      2,306,250
 234,039 Home Depot, Inc. .......................................     10,087,081
  45,000 +Kroger Co..............................................      1,160,550
  42,000 +Sabre Holdings Corp....................................      1,939,140
  50,000 +Safeway, Inc. .........................................      2,757,500
 315,000 Target Corp.............................................     11,365,200
  41,000 TRW, Inc................................................      1,394,000
 109,900 Walgreen Co.............................................      4,483,920
 438,843 Wal-Mart Stores, Inc....................................     22,161,572
                                                                    ------------
                                                                      75,975,129
                                                                    ------------
         CONSUMER STAPLES -- 11.92%
  91,000 Albertson's, Inc........................................      2,895,620
 361,428 +AOL Time Warner, Inc...................................     14,511,334
  26,170 +Applied Biosystems Group -- Applera Corp. .............        726,218
 208,290 +AT&T Corp. -- Liberty Media Group, Class A.............      2,916,060
  50,000 Campbell Soup Co........................................      1,493,500
 187,500 Coca-Cola Co............................................      8,467,500

                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
 COMMON STOCKS -- (continued)
         CONSUMER STAPLES -- (continued)
 145,000 General Mills, Inc......................................   $  6,236,450
 239,000 Gillette Co., Class H...................................      7,449,630
  58,000 Kellogg Co. ............................................      1,567,740
 141,546 Procter & Gamble Co. ...................................      8,860,780
 438,801 Sysco Corp. ............................................     11,632,614
 263,521 +Viacom, Inc., Class B..................................     11,587,018
 171,045 Walt Disney Co. ........................................      4,891,887
  32,100 +Wellpoint Health Networks, Inc. .......................      3,059,451
                                                                    ------------
                                                                      86,295,802
                                                                    ------------
         ENERGY -- 10.26%
  35,100 Amerada Hess Corp.......................................      2,742,012
  50,000 Anadarko Petroleum Corp.................................      3,139,000
 173,912 BP Amoco plc, ADR.......................................      8,629,513
  41,000 Burlington Resources, Inc. .............................      1,834,750
  48,000 Chevron Corp. ..........................................      4,214,400
 429,583 Exxon Mobil Corp........................................     34,796,223
  70,600 Kerr-McGee Corp.........................................      4,581,940
  42,000 Nabors Industries, Inc..................................      2,177,280
  83,500 Phillips Petroleum Co...................................      4,596,675
  59,000 +Rowan Cos., Inc........................................      1,622,500
  73,000 Royal Dutch Petroleum Co................................      4,047,120
  56,400 Unocal Corp.............................................      1,949,748
                                                                    ------------
                                                                      74,331,161
                                                                    ------------
         FINANCIAL -- 15.17%
  57,000 American Express Co.....................................      2,354,100
 218,530 American International Group, Inc. .....................     17,591,665
 342,306 Fleet Boston Financial Corp.............................     12,922,052
  53,475 Goldman Sachs Group, Inc. ..............................      4,550,723
 111,000 JP Morgan Chase & Co....................................      4,983,900
  41,600 MBIA, Inc...............................................      3,356,288
 482,412 Mellon Financial Corp...................................     19,547,334
 449,513 Morgan Stanley Dean Witter & Co.........................     24,048,945
 141,300 State Street Boston Corp. ..............................     13,197,420
 134,000 Washington Mutual, Inc. ................................      7,336,500
                                                                    ------------
                                                                     109,888,927
                                                                    ------------
         RAW/INTERMEDIATE MATERIALS -- 1.22%
  38,000 Air Products & Chemicals, Inc. .........................      1,459,200
  73,500 Alcan Aluminum Ltd......................................      2,646,000
  30,000 Alcoa, Inc..............................................      1,078,500
  60,932 Georgia-Pacific Group...................................      1,791,401
  51,000 International Paper Co..................................      1,840,080
                                                                    ------------
                                                                       8,815,181
                                                                    ------------
         TECHNOLOGY -- 15.37%
 200,000 +Analog Devices, Inc. ..................................      7,248,000
  30,000 +Applied Materials, Inc.................................      1,305,000
  20,000 Adobe Systems, Inc......................................        699,600
  20,000 Broadcom Corp., Class A.................................        577,800
 690,018 +Cisco Systems, Inc.....................................     10,867,783
  50,000 Corning, Inc............................................      1,034,500

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Blended Equity Fund -- (continued)




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------
 COMMON STOCKS -- (continued)
         TECHNOLOGY -- (continued)
 150,000 +Dell Computer Corp......................................   $ 3,853,125
  25,000 Electronic Data Systems Corp.............................     1,396,500
 114,000 +EMC Corp................................................     3,351,600
 553,125 Intel Corp...............................................    14,554,101
 126,000 International Business Machines Corp.....................    12,118,680
 190,000 +JDS Uniphase Corp.......................................     3,503,125
  25,000 +Lexmark International Group, Inc........................     1,138,000
  10,000 +Mercury Interactive Corp................................       418,750
 338,480 +Microsoft Corp..........................................    18,489,470
 288,000 Nokia Corp., Class A, ADR................................     6,912,000
 102,000 Nortel Networks Corp.....................................     1,433,100
 384,000 +Oracle Corp.............................................     5,752,320
  10,000 Symbol Technologies, Inc.................................       349,000
  10,000 +QLogic Corp.............................................       225,000
  50,096 +QUALCOMM, Inc...........................................     2,833,555
 296,616 +Sun Microsystems, Inc...................................     4,556,022
 232,000 Texas Instruments, Inc...................................     7,187,360
  18,959 +VERITAS Software Corp...................................       876,475
  10,000 +Vitesse Semiconductor Corp..............................       237,500
  10,000 +Xilinx, Inc.............................................       350,625
                                                                     -----------
                                                                     111,268,991
                                                                     -----------
         UTILITIES -- 2.25%
 160,000 +AES Corp................................................     7,993,600
  60,000 Ameren Corp..............................................     2,457,000
  52,022 Enron Corp...............................................     3,022,478
  43,214 Exelon Corp..............................................     2,834,839
                                                                     -----------
                                                                      16,307,917
                                                                     -----------
         HEALTHCARE -- 15.42%
 315,000 Abbott Laboratories......................................    14,864,850
  31,137 +Amgen, Inc..............................................     1,872,112
 192,000 Bristol-Myers Squibb Co..................................    11,404,800
  36,038 +Genentech, Inc..........................................     1,819,919
  69,700 HCA -- The Healthcare Co.................................     2,806,819
  37,499 +Human Genome Sciences, Inc..............................     1,722,610

                                                                      Value
   Shares                                                            (Note 1)
 ----------                                                        ------------
 COMMON STOCKS -- (continued)
            HEALTHCARE -- (continued)
    204,225 Johnson & Johnson Co................................   $ 17,863,561
    139,600 Medtronic, Inc......................................      6,385,304
    128,000 Merck & Co., Inc....................................      9,715,200
    676,621 Pfizer, Inc.........................................     27,707,630
    156,840 Pharmacia Corp......................................      7,900,031
    110,000 Schering-Plough Corp................................      4,018,300
     81,900 +Tenet Healthcare Corp..............................      3,603,600
                                                                   ------------
                                                                    111,684,736
                                                                   ------------
            TOTAL COMMON STOCKS
            (Cost $455,674,105).................................    720,650,158
                                                                   ------------
 Principal
   Amount
 ----------
            REPURCHASE AGREEMENT -- 0.66%
 $4,747,000 #Chase Securities, Inc., Repurchase Agreement,
            4.90%, dated 3/30/01, due 4/02/01, to be repurchased
            at $4,748,938
            (Cost $4,747,000)...................................      4,747,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $460,421,105*)....................................... 100.17% $725,397,158
OTHER ASSETS AND
LIABILITIES (NET).......................................... (0.17)   (1,217,463)
                                                            ------  ------------
NET ASSETS................................................. 100.00% $724,179,695
                                                            ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $460,516,865.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and /or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Large Cap Growth Fund





                                                                     Value (Note
 Shares                                                                  1)
 -------                                                             -----------
 COMMON STOCKS --  97.02%
         CONSUMER CYCLICAL -- 17.88%
 195,800 +Clear Channel Communications, Inc........................  $10,661,310
 293,200 Harley-Davidson, Inc......................................   11,126,940
 424,550 Home Depot, Inc...........................................   18,298,105
 115,000 Omnicom Group, Inc........................................    9,531,200
                                                                     -----------
                                                                      49,617,555
                                                                     -----------
         CONSUMER STAPLES -- 5.32%
 368,000 +AOL Time Warner, Inc.....................................   14,775,200
                                                                     -----------
         FINANCIAL -- 18.36%
 299,125 American International Group, Inc.........................   24,079,562
 374,666 Citigroup, Inc............................................   16,852,477
 187,000 Morgan Stanley Dean Witter & Co...........................   10,004,500
                                                                     -----------
                                                                      50,936,539
                                                                     -----------
         HEALTH CARE -- 17.11%
 118,000 Applied Biosystems Group--Applera Corp....................    3,274,500
 174,000 +Genentech, Inc...........................................    8,787,000
 366,200 Medtronic, Inc............................................   16,749,988
 455,850 Pfizer, Inc...............................................   18,667,058
                                                                     -----------
                                                                      47,478,546
                                                                     -----------
         TECHNOLOGY -- 34.08%
 118,000 +Brocade Communications Systems, Inc......................    2,465,020
 136,000 +BEA Systems, Inc.........................................    3,995,000
 466,000 +Cisco Systems, Inc.......................................    7,339,500
 433,000 +EMC Corp.................................................   12,730,200
 448,600 Intel Corp................................................   11,803,787
 285,000 +JDS Uniphase Corp........................................    5,254,688
 253,900 +Microsoft Corp...........................................   13,869,287
 515,800 Nokia Corp., Class A, ADR.................................   12,379,200
 365,600 +Solectron Corp...........................................    6,950,056
 507,000 +Sun Microsystems, Inc....................................    7,787,520
 172,000 Texas Instruments, Inc....................................    5,328,560
 132,000 +VeriSign, Inc............................................    4,669,500
                                                                     -----------
                                                                      94,572,318
                                                                     -----------
         UTILITIES -- 4.27%
 107,000 +AES Corp.................................................    5,345,720
 112,000 Enron Corp................................................    6,507,200
                                                                     -----------
                                                                      11,852,920
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $310,628,652).......................................  269,233,078
                                                                     -----------

  Principal                                                            Value
   Amount                                                             (Note 1)
 -----------                                                        ------------
 U.S. GOVERNMENT OBLIGATIONS --  4.98%
 $13,866,000 U.S. Treasury Bills 4.75%, 04/19/2001
             (Cost $13,833,068)...................................  $ 13,833,068
                                                                    ------------

TOTAL INVESTMENTS
(Cost $324,461,720*)....................................... 102.00% $283,066,146
OTHER ASSETS AND
 LIABILITIES (NET).........................................  (2.00)  (5,561,944)
                                                            ------  ------------
NET ASSETS................................................. 100.00% $277,504,202
                                                            ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
ADR--American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 2001
Optimum Growth Fund




 Shares                                                                Value
 -------                                                            ------------

 COMMON STOCKS -- 97.10%
         CAPITAL GOODS -- 7.00%
  89,200 General Electric Co......................................  $  3,733,912
   4,000 +Sealed Air Corp.........................................       133,320
                                                                    ------------
                                                                       3,867,232
                                                                    ------------
         COMMUNICATION SERVICES -- 1.12%
   3,023 +VoiceStream Wireless Corp...............................       279,015
  18,300 +WorldCom, Inc...........................................       340,837
                                                                    ------------
                                                                         619,852
                                                                    ------------
         CONSUMER CYCLICAL -- 15.93%
   4,000 +Best Buy Co., Inc.......................................       143,840
  25,000 +Clear Channel Communications, Inc.......................     1,361,250
   9,600 Dow Jones & Co., Inc.....................................       502,560
  38,700 Harley-Davidson, Inc.....................................     1,468,665
  67,500 Home Depot, Inc..........................................     2,909,250
  11,000 Omnicom Group, Inc.......................................       911,680
   8,000 The Gap, Inc.............................................       189,760
  26,000 Wal-Mart Stores, Inc.....................................     1,313,000
                                                                    ------------
                                                                       8,800,005
                                                                    ------------
         CONSUMER STAPLES -- 5.94%
  73,800 +AOL Time Warner, Inc....................................     2,963,070
   7,000 Coca-Cola Co.............................................       316,120
                                                                    ------------
                                                                       3,279,190
                                                                    ------------
         ENERGY -- 2.53%
   4,000 +Cooper Cameron Corp.....................................       216,000
   9,000 +Global Marine, Inc......................................       230,400
  12,000 +Rowan Cos., Inc.........................................       330,000
   5,000 Tidewater, Inc...........................................       226,000
   8,000 +Weatherford International, Inc..........................       394,800
                                                                    ------------
                                                                       1,397,200
                                                                    ------------
         FINANCIAL -- 11.71%
  30,750 American International Group, Inc........................     2,475,375
  65,000 Citigroup, Inc...........................................     2,923,700
  20,000 Morgan Stanley Dean Witter & Co..........................     1,070,000
                                                                    ------------
                                                                       6,469,075
                                                                    ------------
         HEALTH CARE -- 20.83%
   5,000 Abbott Laboratories......................................       235,950
   9,500 American Home Products Corp..............................       558,125
  12,000 +Amgen, Inc..............................................       721,500
  13,500 Applied Biosystems Group--Applera Corp...................       374,625
   6,000 +Biogen, Inc.............................................       379,875
  11,000 Eli Lilly & Co...........................................       843,260
  19,300 +Genentech, Inc..........................................       974,650
  13,000 IMS Health, Inc..........................................       323,700
   5,000 Johnson & Johnson Co.....................................       437,350
   3,000 +MedImmune, Inc..........................................       107,438

 Shares                                                                Value
 -------                                                            ------------

 COMMON STOCKS -- (continued)
         HEALTH CARE -- (continued)
  60,210 Medtronic, Inc...........................................  $  2,754,005
  72,000 Pfizer, Inc..............................................     2,948,400
  23,200 Schering-Plough Corp.....................................       847,496
                                                                    ------------
                                                                      11,506,374
                                                                    ------------
         TECHNOLOGY -- 29.09%
   5,000 +Altera Corp.............................................       106,875
   5,000 +Analog Devices, Inc.....................................       181,200
  21,500 +Applied Materials, Inc..................................       935,250
  19,000 +BEA Systems, Inc........................................       558,125
   3,000 +Broadcom Corp., Class A.................................        86,670
  13,700 +Brocade Communications Systems, Inc.....................       286,193
   3,800 +CIENA Corp..............................................       158,650
  79,200 +Cisco Systems, Inc......................................     1,247,400
  71,300 +EMC Corp................................................     2,096,220
  59,000 Intel Corp...............................................     1,552,437
   5,000 International Business Machines Corp.....................       480,900
  28,400 +JDS Uniphase Corp.......................................       523,625
   3,000 +KLA-Tencor Corp.........................................       117,938
   3,000 +Lam Research Corp.......................................        71,062
   5,000 +Micron Technology, Inc..................................       207,650
  29,000 +Microsoft Corp..........................................     1,584,125
   4,000 Molex, Inc...............................................       140,500
  64,000 Nokia Oyj, Class A, ADR..................................     1,536,000
   2,000 +Nvidia Corp.............................................       129,750
  41,000 +Oracle Corp.............................................       614,180
  12,000 +QUALCOMM, Inc...........................................       678,750
  32,500 +Solectron Corp..........................................       617,825
  60,000 +Sun Microsystems, Inc...................................       921,600
  21,000 Texas Instruments, Inc...................................       650,580
  11,600 +VeriSign, Inc...........................................       410,350
   3,000 +Vitesse Semiconductor Corp..............................        71,250
   3,000 +Xilinx, Inc.............................................       105,188
                                                                    ------------
                                                                      16,070,293
                                                                    ------------
         UTILITIES -- 2.95%
  14,000 +AES Corp................................................       699,440
  16,000 Enron Corp...............................................       929,600
                                                                    ------------
                                                                       1,629,040
                                                                    ------------
         TOTAL COMMON STOCKS
         (Cost $46,432,467).......................................    53,638,261
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 2001
Optimum Growth Fund -- (continued)




 Principal
   Amount                                                               Value
 ----------                                                          -----------

 REPURCHASE AGREEMENT -- 4.50%
 $2,487,000 # Chase Securities, Inc., Repurchase Agreement, 4.90%,
            dated 3/30/01, due 4/02/01, to be repurchased at
            $2,488,016 (Cost $2,487,000)..........................   $ 2,487,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $48,919,467*)......................................... 101.60% $56,125,261
OTHER ASSETS AND
LIABILITIES (NET)...........................................  (1.60)   (882,967)
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $55,242,294
                                                             ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this portfolio of investments.
ADR-American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Small Cap Fund




                                                                        Value
 Shares                                                                (Note 1)
 -------                                                              ----------
 COMMON STOCKS -- 91.79%
         CAPITAL GOODS -- 3.54%
  63,200 +American Xtal Technology, Inc. ...........................  $  944,050
  52,000 +Mettler-Toledo International, Inc. .......................   2,140,320
                                                                      ----------
                                                                       3,084,370
                                                                      ----------
         CONSUMER CYCLICAL -- 15.81%
  45,000 +Linens 'n Things, Inc. ...................................   1,237,500
 330,600 +Navigant Consulting, Inc. ................................   2,201,796
  42,000 Newport News Shipbuilding, Inc. ...........................   2,053,800
  94,250 +Rayovac Corp. ............................................   1,644,663
 181,400 +Sirius Satellite Radio, Inc. .............................   2,244,825
  58,400 +Spectra-Physics Lasers, Inc. .............................     876,000
  78,500 +Too, Inc. ................................................   1,471,090
  48,840 +Whole Foods Market, Inc. .................................   2,054,333
                                                                      ----------
                                                                      13,784,007
                                                                      ----------
         CONSUMER STAPLES --  8.47%
  39,000 Coors (Adolph), Class B....................................   2,552,160
  95,050 Dreyer's Grand Ice Cream, Inc. ............................   2,459,419
  82,185 +Hain Celestial Group, Inc. ...............................   2,378,228
                                                                      ----------
                                                                       7,389,807
                                                                      ----------
         ENERGY -- 7.89%
 140,000 +Grey Wolf, Inc. ..........................................     910,000
 125,000 Ocean Energy, Inc. ........................................   2,068,750
  71,250 +Patterson Energy, Inc. ...................................   2,253,281
  36,500 Tidewater, Inc. ...........................................   1,649,800
                                                                      ----------
                                                                       6,881,831
                                                                      ----------
         FINANCIAL -- 12.52%
  73,300 Cullen/Frost Bankers, Inc. ................................   2,510,525
  85,000 Hilb, Rogal & Hamilton Co. ................................   2,975,000
  66,500 StanCorp Financial Group, Inc. ............................   2,799,650
  97,200 Valley National Bancorp....................................   2,633,148
                                                                      ----------
                                                                      10,918,323
                                                                      ----------
         HEALTH CARE -- 15.27%
 195,798 +Allos Therapeutics........................................   1,138,076
 204,300 +Arthrocare Corp. .........................................   2,847,431
 310,000 +Durect Corp. .............................................   2,344,375
  75,000 +Novoste Corp. ............................................   1,312,500
  73,962 +Province Healthcare Co. ..................................   2,246,596
 147,900 +Ventana Medical Systems, Inc. ............................   3,420,187
                                                                      ----------
                                                                      13,309,165
                                                                      ----------
         RAW/INTERMEDIATE
         MATERIALS -- 3.01%
 160,200 Millennium Chemicals, Inc. ................................   2,622,474
                                                                      ----------
         REAL ESTATE -- 4.93%
 125,000 Brandywine Realty Trust....................................   2,487,500
  75,000 Healthcare Realty Trust, Inc. .............................   1,807,500
                                                                      ----------
                                                                       4,295,000
                                                                      ----------

                                                                        Value
   Shares                                                             (Note 1)
 -----------                                                         -----------
 COMMON STOCKS -- (continued)
             TECHNOLOGY -- 18.12%
      85,000 +ATMI, Inc. .........................................   $ 1,561,875
      95,000 +Celera Genomics Group--Applera Corp. ...............     2,930,750
      84,500 +Espeed, Inc. .......................................     1,711,125
      81,550 +Esterline Technologies Corp. .......................     1,773,712
     116,100 Inter-Tel, Inc. .....................................     1,182,769
     125,400 +Natural MicroSystems Corp. .........................     1,093,331
      70,000 National Data Corp. .................................     1,634,500
      95,000 +Optimal Robotics Corp. .............................     2,470,000
     290,600 +SynQuest, Inc. .....................................     1,434,838
           1 Timberline Software Corp. ...........................             3
                                                                     -----------
                                                                      15,792,903
                                                                     -----------
             UTILITIES -- 2.23%
      67,000 Public Service Co. of New Mexico.....................     1,943,670
                                                                     -----------
             TOTAL COMMON STOCKS (Cost $83,506,170)...............    80,021,550
                                                                     -----------
  Principal
   Amount
 -----------
 REPURCHASE AGREEMENT -- 16.03%
 $13,973,000 #Chase Securities, Inc., Repurchase Agreement, 4.90%,
             dated 3/31/01, due 4/02/01, to be repurchased at
             $13,978,706
             (Cost $13,973,000)...................................    13,973,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $97,479,170*)........................................ 107.82% $93,994,550
OTHER ASSETS AND
LIABILITIES (NET)..........................................  (7.82)  (6,814,177)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $87,180,373
                                                            ======  ===========

--------
*  For Federal tax purposes, the tax basis of investments aggregate
   $97,548,043.
+  Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Value and Restructuring Fund




                                                                       Value
  Shares                                                             (Note 1)
  ------                                                           -------------

 COMMON STOCKS -- 98.95%
           CAPITAL GOODS -- 4.66%
   600,000 Honeywell International, Inc. ........................  $  24,480,000
   810,000 The B.F. Goodrich Co. ................................     31,079,700
   400,000 United Technologies Corp. ............................     29,320,000
                                                                   -------------
                                                                      84,879,700
                                                                   -------------
           COMMUNICATIONS SERVICES -- 2.11%
   400,000 CenturyTel, Inc. .....................................     11,500,000
 1,350,000 +Global Crossing Ltd..................................     18,211,500
   600,000 +Nextel Communications, Inc., Class A.................      8,662,500
                                                                   -------------
                                                                      38,374,000
                                                                   -------------
           CONSUMER CYCLICAL -- 19.13%
   600,000 +Adelphia Communications Corp., Class A...............     24,300,000
 1,000,000 Black & Decker Corp. .................................     36,750,000
   800,000 Centex Corp. .........................................     33,320,000
 1,300,000 +Charter Communications, Inc., Class A................     29,412,500
   825,000 Deluxe Corp. .........................................     19,527,750
   405,000 +Edison Schools, Inc. ................................      8,201,250
   925,000 Ford Motor Co. .......................................     26,011,000
 1,698,006 +General Motors Corp., Class H........................     33,111,117
   725,000 Harman International Industries, Inc. ................     18,552,750
   900,000 News Corp., Ltd. ADR..................................     28,260,000
   800,000 TJX Companies, Inc. ..................................     25,600,000
 1,400,000 +United Rentals, Inc. ................................     22,862,000
   825,000 Viad Corp. ...........................................     19,659,750
   800,000 +Zale Corp. ..........................................     23,200,000
                                                                   -------------
                                                                     348,768,117
                                                                   -------------
           CONSUMER STAPLES -- 10.00%
   650,000 +AOL Time Warner, Inc. ...............................     26,097,500
 2,000,000 +AT&T Corp. -- Liberty Media Group, Class A ..........     28,000,000
   800,000 Avon Products, Inc. ..................................     31,992,000
 1,050,000 Conagra, Inc. ........................................     19,152,000
   750,000 +Suiza Foods Corp. ...................................     36,067,500
    10,000 +Viacom, Inc., Class A................................        439,700
   922,160 +Viacom, Inc., Class B................................     40,547,372
                                                                   -------------
                                                                     182,296,072
                                                                   -------------
           ENERGY -- 3.57%
   400,000 Burlington Resources, Inc. ...........................     17,900,000
   850,000 Conoco, Inc., Class B.................................     24,012,500
 1,400,000 Ocean Energy, Inc.....................................     23,170,000
                                                                   -------------
                                                                      65,082,500
                                                                   -------------
           FINANCIAL -- 19.55%
   625,000 Amvescap plc ADR......................................     18,125,000
   799,996 Citigroup, Inc. ......................................     35,983,820
   250,000 Fannie Mae............................................     19,900,000
   775,000 Golden State Bancorp, Inc. ...........................     21,607,000
   825,000 JP Morgan Chase & Co .................................     37,042,500

                                                                       Value
  Shares                                                             (Note 1)
  ------                                                           -------------

 COMMON STOCKS -- (continued)
           FINANCIAL -- (continued)
   375,000 Lehman Brothers Holdings, Inc. .......................  $  23,512,500
   680,000 Mellon Financial Corp. ...............................     27,553,600
   650,000 Metlife, Inc. ........................................     19,532,500
   530,000 Morgan Stanley Dean Witter & Co. .....................     28,355,000
   450,000 PNC Bank Corp. .......................................     30,487,500
 1,059,800 Stilwell Financial, Inc. .............................     28,423,836
   360,000 USA Education, Inc. ..................................     26,154,000
   325,000 Washington Mutual, Inc. ..............................     17,793,750
   450,000 Waypoint Financial Corp. .............................      4,779,000
   225,000 XL Capital Ltd., Class A..............................     17,115,750
                                                                   -------------
                                                                     356,365,756
                                                                   -------------
           HEALTH CARE -- 6.98%
   575,000 American Home Products Corp. .........................     33,781,250
   801,000 +AmeriSource Health Corp., Class A....................     39,289,050
   525,000 Bristol-Myers Squibb Co. .............................     31,185,000
   925,000 IMS Health, Inc. .....................................     23,032,500
                                                                   -------------
                                                                     127,287,800
                                                                   -------------
           RAW/INTERMEDIATE MATERIALS -- 7.70%
   610,000 Cambrex Corp. ........................................     25,345,500
   825,000 Georgia-Pacific Group.................................     24,255,000
   760,000 Lafarge Corp. ........................................     23,058,400
 1,265,000 Nova Chemicals Corp. .................................     25,426,500
   500,000 PPG Industries, Inc. .................................     23,045,000
   625,000 Rohm & Haas Co. ......................................     19,256,250
                                                                   -------------
                                                                     140,386,650
                                                                   -------------
           TECHNOLOGY -- 15.33%
 1,605,000 +Agere Systems, Inc. .................................      9,918,900
 1,050,000 +Commscope, Inc. .....................................     17,514,000
 1,075,000 Harris Corp. .........................................     26,606,250
   375,000 International Business Machines Corp. ................     36,067,500
 1,025,000 Nokia Corp., Class A, ADR.............................     24,600,000
   900,000 +Plantronics, Inc. ...................................     15,993,000
   500,000 +QUALCOMM, Inc. ......................................     28,281,250
 1,069,971 +Sensormatic Electronics Corp. .......................     20,329,448
 1,075,000 Texas Instruments, Inc. ..............................     33,303,500
 1,700,000 +Unisys Corp. ........................................     23,800,000
 1,600,000 +Vishay Intertechnology, Inc. ........................     31,840,000
 1,850,000 Xerox Corp. ..........................................     11,081,500
                                                                   -------------
                                                                     279,335,348
                                                                   -------------
           TRANSPORTATION -- 5.61%
   750,000 AMR Corp. ............................................     26,340,000
   645,000 CNF Transportation, Inc. .............................     18,634,050
 1,000,000 Ryder Systems, Inc. ..................................     17,990,000
   700,000 Union Pacific Corp. ..................................     39,375,000
                                                                   -------------
                                                                     102,339,050
                                                                   -------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Value and Restructuring Fund -- (continued)




                                                                      Value
 Shares                                                             (Note 1)
 ------                                                           -------------

 COMMON STOCKS -- (continued)
         UTILITY -- 4.31%
 650,000 Duke Energy Corp. ....................................   $  27,781,000
 550,000 Dynergy, Inc. ........................................      28,055,500
 525,000 Public Service Enterprise Group, Inc. ................      22,659,000
                                                                  -------------
                                                                     78,495,500
                                                                  -------------
         TOTAL COMMON STOCKS
         (Cost $1,556,259,777).................................   1,803,610,493
                                                                  -------------
 CONVERTIBLE PREFERRED STOCKS -- 0.39%
         TECHNOLOGY -- 0.39%
 260,000 ++Sensormatic Electronics Corp., Preferred Exchange,
         6.50% (Cost $6,570,695)...............................       7,182,499
                                                                  -------------

 Principal                                                            Value
   Amount                                                            (Note 1)
 ---------                                                        --------------
 REPURCHASE AGREEMENT -- 0.47%

 $8,478,000 #Chase Securities, Inc., Repurchase Agreement,
            4.90% dated 3/30/01, due 4/02/01, to be repurchased
            at $8,481,462
            (Cost $8,478,000)..................................   $    8,478,000
                                                                  --------------

TOTAL INVESTMENTS
(Cost $1,571,308,472*)..................................  99.81% $1,819,270,992
OTHER ASSETS AND LIABILITIES (NET)......................   0.19       3,439,449
                                                         ------  --------------
NET ASSETS.............................................. 100.00% $1,822,710,441
                                                         ======  ==============

--------
* For Federal tax purposes, the tax basis of investments aggregates $1,572,155,538.
+ Non-income producing security
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $7,182,499 or 0.39% of net assets.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 2001
Value Equity Fund




 Shares                                                                 Value
 -------                                                             -----------

 COMMON STOCKS -- 95.94%
         CAPITAL GOODS -- 5.19%
  33,000 +Sealed Air Corp..........................................  $ 1,099,890
  30,000 The B.F. Goodrich Co......................................    1,151,100
                                                                     -----------
                                                                       2,250,990
                                                                     -----------
         CONSUMER CYCLICAL -- 37.46%
  50,000 +Adelphia Communications Corp., Class A...................    2,025,000
  50,000 Black & Decker Corp.......................................    1,837,500
  36,000 Blyth, Inc................................................      829,800
  41,000 Centex Corp...............................................    1,707,650
  45,000 +General Motors Corp., Class H............................      877,500
  80,000 Pittston Brink's Group....................................    1,736,000
  70,000 Sherwin-Williams Co.......................................    1,783,600
  70,000 TJX Companies, Inc........................................    2,240,000
  82,000 +USA Networks, Inc........................................    1,957,750
  43,000 +Zale Corp................................................    1,247,000
                                                                     -----------
                                                                      16,241,800
                                                                     -----------
         CONSUMER DISCRETIONARY -- 2.24%
  28,000 +Duane Reade, Inc.........................................      971,600
                                                                     -----------
         CONSUMER STAPLES -- 8.97%
  52,000 Polaris Industries, Inc...................................    2,350,400
  32,000 +Suiza Foods Corp.........................................    1,538,880
                                                                     -----------
                                                                       3,889,280
                                                                     -----------
         ENERGY -- 6.42%
  40,000 Conoco, Inc., Class B.....................................    1,130,000
 100,000 Ocean Energy, Inc.........................................    1,655,000
                                                                     -----------
                                                                       2,785,000
                                                                     -----------
         FINANCIAL -- 13.21%
  50,000 +Knight Trading Group, Inc................................      731,250
  21,500 Lehman Brothers Holdings, Inc.............................    1,348,050
  90,000 Sovereign Bancorp, Inc....................................      759,375
  22,000 USA Education, Inc........................................    1,598,300
  17,000 XL Capital Ltd., Class A..................................    1,293,190
                                                                     -----------
                                                                       5,730,165
                                                                     -----------
         HEALTH CARE -- 2.70%
  47,000 IMS Health, Inc...........................................    1,170,300
                                                                     -----------
         RAW/INTERMEDIATE MATERIALS -- 5.89%
  33,000 Georgia-Pacific Group.....................................      970,200
  90,000 Tredegar Corp.............................................    1,584,000
                                                                     -----------
                                                                       2,554,200
                                                                     -----------

   Shares                                                              Value
 ----------                                                         -----------

 COMMON STOCKS -- (continued)
            TECHNOLOGY -- 8.51%
     70,000 +BMC Software, Inc....................................  $ 1,505,000
     55,000 Harris Corp...........................................    1,361,250
      3,268 +Intermedia Communications, Inc.......................       56,577
     25,000 +National Semiconductor Corp..........................      668,750
      5,000 +Vishay Intertechnology, Inc..........................       99,500
                                                                    -----------
                                                                      3,691,077
                                                                    -----------
            UTILITIES -- 5.35%
     16,000 Public Service Enterprise Group, Inc..................      690,560
     38,000 Williams Cos., Inc....................................    1,628,300
                                                                    -----------
                                                                      2,318,860
                                                                    -----------
            TOTAL COMMON STOCKS
            (Cost $36,502,529)....................................   41,603,272
                                                                    -----------
 Principal
   Amount
 ----------
 REPURCHASE AGREEMENT -- 2.46%
 $1,065,000 # Chase Securities, Inc.,
            Repurchase Agreement, 4.90%, dated 3/30/01, due
            4/02/01, to be repurchased at $1,065,435
            (Cost $1,065,000).....................................    1,065,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $37,567,529*)........................................  98.40% $ 42,668,272
OTHER ASSETS AND
LIABILITIES (NET)..........................................   1.60       695,628
                                                            ------  ------------
NET ASSETS................................................. 100.00% $ 43,363,900
                                                            ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $37,576,445.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Energy and Natural Resources Fund




                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------
 COMMON STOCKS -- 92.17%
             ENERGY -- 67.56%
      29,200 Anardarko Petroleum Corp. ...........................  $  1,833,176
      70,000 Baker Hughes, Inc. ..................................     2,541,700
      35,000 +BJ Services Co. ....................................     2,492,000
      72,140 BP Amoco plc ADR.....................................     3,579,587
      25,000 Chevron Corp. .......................................     2,195,000
      80,000 +Chiles Offshore, Inc. ..............................     1,629,600
      50,000 Conoco, Inc., Class B................................     1,412,500
      67,500 Cross Timbers Oil Co. ...............................     1,670,625
      49,762 Exxon Mobil Corp. ...................................     4,030,722
     130,000 +Global Industries Ltd. .............................     1,885,000
     300,000 +Grey Wolf, Inc. ....................................     1,950,000
      70,000 +Marine Drilling Co., Inc. ..........................     1,865,500
      40,000 Massey Energy Co. ...................................       956,800
      45,000 +Nabors Industries, Inc. ............................     2,332,800
     191,630 Ocean Energy, Inc. ..................................     3,171,476
      45,000 +Patterson Energy, Inc. .............................     1,423,125
      40,000 Phillips Petroleum Co. ..............................     2,202,000
      50,000 +Precision Drilling Corp. ...........................     1,783,500
      55,000 +Rowan Cos., Inc. ...................................     1,512,500
      54,000 Royal Dutch Petroleum Co. ...........................     2,993,760
      70,000 Santa Fe International Corp. ........................     2,275,000
      24,000 Schlumberger Ltd. ...................................     1,382,640
      10,000 +Smith International, Inc. ..........................       702,000
      50,000 Suncor Energy, Inc. .................................     1,295,000
      75,000 Sunoco, Inc. ........................................     2,432,250
      40,000 Texaco, Inc. ........................................     2,656,000
      40,000 Tidewater, Inc. .....................................     1,808,000
      49,000 Tosco Corp. .........................................     2,095,240
      52,146 Transocean Sedco Forex, Inc. ........................     2,260,529
      65,000 Unocal Corp. ........................................     2,247,050
      75,000 USX-Marathon Group...................................     2,001,000
      50,000 Valero Energy Corp. .................................     1,771,000
      85,000 +W-H Energy Services, Inc. ..........................     2,050,625
      50,000 +Westport Resources Corp. ...........................     1,050,000
                                                                    ------------
                                                                      69,487,705
                                                                    ------------
             RAW/INTERMEDIATE MATERIALS -- 8.27%
      25,000 Alcoa, Inc. .........................................       898,750
      50,000 Georgia-Pacific Group................................     1,470,000
      30,000 International Paper Co. .............................     1,082,400
     200,000 +Methanex Corp. .....................................     1,600,000
      45,000 The Dow Chemical Co. ................................     1,420,650
      40,000 Weyerhaeuser Co. ....................................     2,031,600
                                                                    ------------
                                                                       8,503,400
                                                                    ------------
             UTILITIES -- 16.34%
      50,000 +AES Corp. ..........................................     2,498,000
      35,000 Dominion Resources, Inc. ............................     2,256,450
      45,000 Duke Energy Corp. ...................................     1,923,300
      30,000 Dynergy, Inc. .......................................     1,530,300
      45,000 EL Paso Corp. .......................................     2,938,500
      36,000 Enron Corp...........................................     2,091,600

                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------
 COMMON STOCKS -- (continued)
             UTILITIES -- (continued)
      80,000 Western Gas Resources, Inc..........................   $ 2,580,000
      23,000 Williams Cos., Inc..................................       985,550
                                                                    -----------
                                                                     16,803,700
                                                                    -----------
             TOTAL COMMON STOCKS
             (Cost $76,880,836)..................................    94,794,805
                                                                    -----------
  Principal
   Amount
 -----------
 REPURCHASE AGREEMENT -- 10.43%
 $10,727,000 #Chase Securities, Inc., Repurchase Agreement, 4.90%
             dated 3/30/01, due 4/02/01, to be repurchased at
             $10,731,380 (Cost $10,727,000)......................    10,727,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $87,607,836*)....................................... 102.60% $105,521,805
OTHER ASSETS AND
LIABILITIES (NET).........................................  (2.60)   (2,671,768)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $102,850,037
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $87,630,312.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Real Estate Fund




                                                                     Value (Note
 Shares                                                                  1)
 ------                                                              -----------
 COMMON STOCKS -- 95.19%
        REAL ESTATE -- 95.19%
 55,000 AMB Property Corp..........................................  $ 1,353,000
 33,000 Apartment Investment & Management Co.......................    1,466,850
 55,000 Archstone Communities Trust................................    1,353,000
 26,684 Avalonbay Communities, Inc.................................    1,222,394
 53,000 Bedford Property Investors, Inc............................      994,280
 30,000 Boston Properties, Inc.....................................    1,153,500
 65,000 Brandywine Realty Trust....................................    1,293,500
 70,000 Cabot Industrial Trust.....................................    1,358,000
 83,000 Catellus Development Corp..................................    1,307,250
 45,000 Chateau Communities, Inc...................................    1,361,250
 40,000 Cousins Properties, Inc. ..................................    1,000,400
 60,000 Duke Realty Investment, Inc................................    1,389,000
 52,703 Equity Office Properties Trust.............................    1,475,684
 25,860 Equity Residential Properties Trust........................    1,345,496
 20,000 Forest City Enterprises, Inc., Class A.....................      907,000
 45,000 Health Care Property Investors, Inc........................    1,526,400
 66,000 Healthcare Realty Trust, Inc...............................    1,590,600
 55,000 Home Properties of New York, Inc...........................    1,567,500
 39,000 Hospitality Properties Trust...............................    1,029,600
 88,800 Host Marriott Corp.........................................    1,037,184
 30,000 KIMCO Realty Corp..........................................    1,290,000
 45,000 Liberty Property Trust, REIT...............................    1,270,800
 26,000 Mack-Cali Realty Corp......................................      702,000
 62,000 Pacific Gulf Properties, Inc...............................      350,300
 40,000 Pan Pacific Retail Properties, Inc. .......................      886,000
 38,000 Post Properties, Inc.......................................    1,330,000
 60,000 ProLogis Trust.............................................    1,204,800
 61,200 Public Storage, Inc........................................    1,606,500
 58,000 Simon Property Group, Inc. ................................    1,484,800
 20,000 Spieker Properties, Inc....................................    1,097,000
 60,000 Taubman Center, Inc........................................      723,000
 80,000 Universal Health Realty Income Trust.......................    1,612,000
 38,000 Vornado Realty Trust.......................................    1,361,540
 34,500 Weingarten Realty Investors................................    1,459,350
                                                                     -----------
        TOTAL COMMON STOCKS
        (Cost $40,416,364).........................................   42,109,978
                                                                     -----------

 Principal                                                          Value (Note
   Amount                                                               1)
 ----------                                                         -----------
 REPURCHASE AGREEMENT -- 6.00%
 $2,653,000 # Chase Securities, Inc.,
            Repurchase Agreement, 4.90% dated 3/30/01, due
            4/02/01, to be repurchased at $2,654,083
            (Cost $2,653,000).....................................  $ 2,653,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $43,069,364*)........................................ 101.19% $44,762,978
OTHER ASSETS AND
LIABILITIES (NET)..........................................  (1.19)    (525,707)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $44,237,271
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Technology Fund




                                                                    Value
 Shares                                                           (Note 1)
 ------                                                          -----------
 COMMON STOCKS -- 82.04%
        COMMUNICATIONS SERVICES -- 4.56%
 31,750 +Qwest Communications International, Inc...............  $ 1,112,837
                                                                 -----------
        TECHNOLOGY -- 70.33%
 29,200 +BEA Systems, Inc......................................      857,750
 26,700 +Broadcom Corp., Class A...............................      771,363
 22,900 +Brocade Communications Systems, Inc...................      478,381
 19,600 +CIENA Corp............................................      818,300
 65,250 +Cisco Systems, Inc....................................    1,027,687
 38,350 EMC Corp...............................................    1,127,490
 25,850 +Inktomi Corp..........................................      171,644
 22,800 Intel Corp.............................................      599,925
 42,400 +JDS Uniphase Corp. ...................................      781,750
 18,500 +Juniper Networks, Inc. ...............................      702,075
 13,400 +Microsoft Corp. ......................................      731,975
 45,550 Nokia Corp., Class A, ADR..............................    1,093,200
 52,000 +Oracle Corp...........................................      778,960
 29,300 +PMC-Sierra, Inc.......................................      724,882
 13,950 +QUALCOMM, Inc.........................................      789,047
 28,950 +Redback Networks, Inc. ...............................      378,666
 31,000 +Siebel Systems, Inc. .................................      842,890
 42,650 +Solectron Corp........................................      810,777
 69,600 +Sun Microsystems, Inc. ...............................    1,069,056
 31,650 Texas Instruments, Inc. ...............................      980,517
 22,950 +VeriSign, Inc.........................................      811,856
 18,000 +VERITAS Software Corp. ...............................      832,140
                                                                 -----------
                                                                  17,180,331
                                                                 -----------
        CONSUMER STAPLES -- 7.15%
 43,500 AOL Time Warner, Inc...................................    1,746,525
                                                                 -----------
        TOTAL COMMON STOCKS
        (Cost $42,977,606).....................................   20,039,693
                                                                 -----------

 Principal                                                           Value (Note
   Amount                                                                1)
 ----------                                                          -----------
 U.S. GOVERNMENT OBLIGATIONS -- 29.23%
 $7,158,000 U.S. Treasury Bill, 4.75%, 4/19/01
            (Cost $7,141,000)......................................  $ 7,141,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $50,118,606*)........................................ 111.27% $27,180,693
OTHER ASSETS AND
LIABILITIES (NET).......................................... (11.27)  (2,752,197)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $24,428,496
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Biotechnology Fund




                                                                     Value (Note
 Shares                                                                  1)
 ------                                                              -----------
 COMMON STOCKS -- 73.25%
        HEALTH CARE -- 73.25%
 11,100 Abbott Laboratories........................................  $   523,809
 14,000 +Abgenix, Inc..............................................      331,625
 10,300 +Affymetrix, Inc...........................................      286,469
 18,000 +Alexion Pharmaceuticals, Inc..............................      408,375
 12,900 +Alkermes, Inc.............................................      282,994
 28,240 +Allos Therapeutics........................................      164,145
 18,000 Applied Biosystems Group -- Applera Corp...................      499,500
 22,200 +Arqule, Inc...............................................      289,988
  5,500 +Aviron....................................................      228,594
 14,600 +Celera Genomics Group -- Applera Corp.....................      450,410
 17,850 +CuraGen Corp..............................................      418,359
 13,700 +CV Therapeutics, Inc......................................      452,100
 40,000 +Esperion Therapeutics, Inc................................      270,000
 25,000 +Exelixis, Inc.............................................      217,187
 10,500 +Genentech, Inc............................................      530,250
 14,300 +Gilead Sciences, Inc......................................      464,750
 11,400 +Human Genome Sciences, Inc................................      523,687
 10,150 +ImClone Systems...........................................      336,853
 20,800 +Immunex Corp..............................................      296,400
 13,400 +Intermune Pharmaceuticals, Inc............................      281,400
 24,000 +Lexicon Genetics, Inc.....................................      157,501
 25,200 +Medarex, Inc..............................................      420,526
 15,000 +Millennium Pharmaceuticals, Inc...........................      456,750
 11,200 +Myriad Genetics, Inc......................................      454,301
 11,400 Pfizer, Inc................................................      466,830
  9,600 Pharmacia Corp.............................................      483,552
 13,800 +Praecis Pharmaceuticals, Inc..............................      274,275
 12,300 +Protein Design Labs, Inc..................................      547,350
 11,000 +Trimeris, Inc.............................................      330,000
  9,100 +Vertex Pharmaceuticals, Inc...............................      333,288
                                                                     -----------
                                                                      11,181,268
                                                                     -----------
        TOTAL COMMON STOCKS
        (Cost $14,506,856).........................................   11,181,268
                                                                     -----------

  Principal                                                            Value
   Amount                                                             (Note 1)
 -----------                                                        ------------
 U.S. GOVERNMENT OBLIGATIONS -- 33.18%
 $ 5,076,000 U.S. Treasury Bills
             4.75%, 4/19/01
             (Cost $5,063,944)....................................  $  5,063,944
                                                                    ------------

TOTAL INVESTMENTS
(Cost $19,570,800*)....................................... 106.43% $ 16,245,212
OTHER ASSETS AND
LIABILITIES (NET).........................................  (6.43)     (981,911)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $ 15,263,301
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security

                       See Notes to Financial Statements

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Institutional Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-ended diversified management investment companies.

  Excelsior Fund and the Trust currently offer shares in nineteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, Technology Fund, and Biotechnology Fund, Portfolios of Excelsior Fund and Optimum Growth Fund and Value Equity Fund, Portfolios of the Trust (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund and the Trust in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Portfolios does not anticipate that the adoption of the Guide will have a significant effect on the Portfolios' financial statements.

  With regard to Optimum Growth Fund and Value Equity Fund, they offer two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund, Inc. ("Excelsior Tax-Exempt Fund") are presented separately. The Technology Fund commenced operations on March 31, 2000. The Biotechnology Fund commenced operations on December 31, 2000.

  (a) Portfolio valuation:

    Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

    All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

    Options Written: The Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

    At March 31, 2001, the Value and Restructuring Fund had the following transactions:

                                                           Number of
                                                           Contracts  Premiums
   Written Option Transactions                             --------- ----------
   Outstanding, begining of period........................   1,000   $1,365,704
   Options exercised......................................   1,000   (1,365,704)
                                                             -----   ----------
   Outstanding, end of period.............................      --   $       --
                                                             =====   ==========

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (c) Repurchase agreements:

    The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends equal to all or substantially all of each Portfolio's net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually, but the Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs) and net capital losses and net currency losses incurred after October 31 and within the taxable year ("Post-October losses"). Due to the nature of distributions that the Real Estate Fund receives from REITs, the Real Estate Fund anticipates that it will have a tax basis return of capital.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2001, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                               Expiration Date Expiration Date Expiration Date
                                  March 31,       March 31,       March 31,
                                    2007            2008            2009
                               --------------- --------------- ---------------
   Large Cap Growth Fund......            -      $ 8,374,000              -
   Small Cap Fund.............            -                -      $ 597,000
   Value and Restructuring
    Fund......................    $ 305,000       16,725,000              -
   Technology Fund............            -                -        556,000

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 2001, Large Cap Growth Fund and Value and Restructuring Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $4,681,700, and $3,171,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value and Restructuring Fund and Technology Fund incurred, and elected to defer, net capital losses of approximately $7,014,000, $2,513,000, $10,405,000, $3,769,000 and $2,013,000, respectively, for the year ended March 31, 2001.

    At March 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                     Tax Basis     Tax Basis    Net Unrealized
                                     Unrealized    Unrealized    Appreciation
                                    Appreciation (Depreciation) (Depreciation)
                                    ------------ -------------- --------------
   Blended Equity Fund............. $287,984,572  $(23,104,279)  $264,880,293
   Large Cap Growth Fund...........   44,116,835   (85,512,409)   (41,395,574)
   Optimum Growth Fund.............   17,075,396    (9,869,602)     7,205,794
   Small Cap Fund..................    5,236,349    (8,789,842)    (3,553,493)
   Value and Restructuring Fund....  312,259,719   (65,144,265)   247,115,454
   Value Equity Fund...............    5,774,059      (682,232)     5,091,827
   Energy and Natural Resources
    Fund...........................   18,254,679      (363,186)    17,891,493
   Real Estate Fund................    2,942,352    (1,248,738)     1,693,614
   Technology Fund.................          --    (22,937,913)   (22,937,913)
   Biotechnology Fund..............       83,403    (3,408,991)    (3,325,588)

  (f) Expense allocation:

    Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective

  Portfolios, except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Blended Equity Fund and Large Cap Growth Fund, 0.60% of the average daily net assets of the Small Cap Fund, Value and Restructuring Fund and Energy and Natural Resources Fund, 1.00% of the average daily net assets of the Real Estate Fund, Technology Fund and Biotechnology Fund, and 0.65% of the average daily net assets of each of the Optimum Growth Fund and Value Equity Fund. The investment advisory fee for Blended Equity Fund was reduced as of August 1, 2000 from a flat fee of 0.75% of average daily net assets to the following: 0.75% of average daily net assets of the first $1 billion of assets; 0.70% of the next $500 million of average daily net assets; and 0.65% of average daily net assets over $1.5 billion. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company) a corporate affiliate of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2001, administration fees charged by U.S. Trust Company were as follows:

Blended Equity Fund................................................... $463,641
Large Cap Growth Fund.................................................  220,230
Optimum Growth Fund...................................................   45,575
Small Cap Fund........................................................   53,185
Value and Restructuring Fund..........................................  770,878
Value Equity Fund.....................................................   22,697
Energy and Natural Resources Fund.....................................   43,283
Real Estate Fund......................................................   20,784
Technology Fund.......................................................    9,189
Biotechnology Fund....................................................    1,239

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001 to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets: 1.05% for Blended Equity Fund, Large Cap Growth Fund, Shares of Optimum Growth Fund and Shares of Value Equity Fund; 1.20% for Real Estate Fund; 1.25% for Technology Fund and Biotechnology Fund; and .80% for Institutional Shares of Optimum Growth Fund and Value Equity Fund. With regard to Value and Restructuring Fund, Small Cap Fund, and Energy and Natural Resources Fund, through July 31, 2000, U.S. Trust voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than 0.99%. Effective August 1, 2000, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001 to the extent necessary to keep total operating expenses for these Portfolios from exceeding the following annual percentages of each Portfolio's average daily net assets:
1.05% for Small Cap Fund and Value and Restructuring Fund; and 1.25% for Energy and Natural Resources Fund. U.S. Trust has extended the above contractual agreements for each Portfolio through the fiscal year ending March 31, 2002.

  For the year ended March 31, 2001, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

Optimum Growth Fund.................................................... $109,304
Value Equity Fund......................................................   75,250
Real Estate Fund.......................................................   35,664
Technology Fund........................................................   40,560
Biotechnology Fund.....................................................   22,655

  Excelsior Fund and the Trust have entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust amounted to $1,615,929 for the year ended March 31, 2001. Through July 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to administrative servicing fees expense (including fees paid to affiliates of U.S. Trust) by such Portfolio. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisory and administrative fees payable by each Portfolio in an amount equal to the administrative servicing fee expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2001, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative servicing fees for the Portfolios as follows:

                                                           U.S.
                                                          Trust   Administrators
                                                         -------- --------------
Blended Equity Fund..................................... $610,785    $ 5,271
Large Cap Growth Fund...................................  294,979     10,333
Optimum Growth Fund.....................................   23,944        883
Small Cap Fund..........................................  161,340        119
Value and Restructuring Fund............................  874,665    184,201
Energy and Natural Resources Fund.......................   41,657      7,886
Real Estate Fund........................................   30,851         32
Technology Fund.........................................    3,904          4

  For the year ended March 31, 2001, no administrative service fees have been charged to the Value Equity Fund or to the Biotechnology Fund.

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Each Portfolio's Shares are sold on a continuous basis by the Distributor.

  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of Optimum Growth Fund and Value Equity Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Portfolio's outstanding shares.

  Each Independent Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended. The Chairman receives an additional annual fee of $5,000. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee. Independent Trustees of Excelsior Trust receive an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. The Chairman receives an additional annual fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2001, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                     ------------- ------------
Blended Equity Fund................................. $ 359,058,464 $324,137,706
Large Cap Growth Fund...............................   121,782,975   83,698,904
Optimum Growth Fund.................................    40,528,597   45,388,153
Small Cap Fund......................................   154,608,144  120,572,465
Value and Restructuring Fund........................ 1,024,409,386  226,180,116
Value Equity Fund...................................    42,860,270   53,556,627
Energy and Natural Resources Fund...................    62,743,683   47,272,668
Real Estate Fund....................................    17,518,733   11,461,238
Technology Fund.....................................    48,783,238    3,238,066
Biotechnology Fund..................................    14,683,293      176,438

4. Capital Transactions:

  Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 31.375 billion of which is currently classified to represent interests in one of nineteen separate portfolios. Authorized capital currently offered for each Portfolio is as follows: 750 million shares of the Blended Equity Fund and 500 million shares each of Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, Technology Fund and Biotechnology Fund. Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                                          Blended Equity Fund
                                            ---------------------------------------------------
                                                  Year Ended                 Year Ended
                                                   03/31/01                   03/31/00
                                            ------------------------  -------------------------
                                              Shares       Amount       Shares        Amount
                                            ----------  ------------  -----------  ------------
Sold......................................   4,208,001  $196,483,037    5,015,065  $197,998,563
Issued in connection with reorganization..         --            --     1,324,542    59,663,830
Issued as reinvestment of dividends.......     169,841     7,405,748      166,532     7,730,323
Redeemed..................................  (3,879,967) (177,856,736)  (3,829,880) (171,900,588)
                                            ----------  ------------  -----------  ------------
Net Increase..............................     497,875  $ 26,032,049    2,676,259  $ 93,492,128
                                            ==========  ============  ===========  ============

                                                         Large Cap Growth Fund
                                            ---------------------------------------------------
                                                  Year Ended                 Year Ended
                                                   03/31/01                   03/31/00
                                            ------------------------  -------------------------
                                              Shares       Amount       Shares        Amount
                                            ----------  ------------  -----------  ------------
Sold......................................   8,407,715  $135,100,556   20,262,617  $312,425,480
Issued as reinvestment of dividends.......         --            --           --            --
Redeemed..................................  (7,078,436) (107,787,091) (11,589,142) (173,890,357)
                                            ----------  ------------  -----------  ------------
Net Increase..............................   1,329,279  $ 27,313,465    8,673,475  $138,535,123
                                            ==========  ============  ===========  ============

                                        Optimum Growth Fund
                         -----------------------------------------------------
                                 Year Ended                 Year Ended
                                  03/31/01                   03/31/00
                         ---------------------------  ------------------------
                           Shares         Amount        Shares       Amount
                         -----------  --------------  ----------  ------------
Sold:
  Shares................     457,035  $   10,281,236     454,057  $ 12,791,975
  Institutional Shares..   1,110,345      23,296,172     663,763    18,585,551
Issued as reinvestment
 of dividends:
  Shares................     144,067       2,698,375      60,107     1,662,560
  Institutional Shares..     192,846       3,660,214      61,937     1,726,809
Redeemed:
  Shares................    (295,619)     (6,274,198)   (248,560)   (6,863,369)
  Institutional Shares..    (887,158)    (17,986,329) (1,135,686)  (31,622,549)
                         -----------  --------------  ----------  ------------
Net Increase
 (Decrease).............     721,516  $   15,675,470    (144,382) $ (3,719,023)
                         ===========  ==============  ==========  ============

                                           Small Cap Fund
                         -----------------------------------------------------
                                 Year Ended                 Year Ended
                                  03/31/01                   03/31/00
                         ---------------------------  ------------------------
                           Shares         Amount        Shares       Amount
                         -----------  --------------  ----------  ------------
Sold....................   5,512,607  $   70,879,655   4,828,421  $ 60,118,324
Issued as reinvestment
 of dividends...........      98,763       1,077,481         --            --
Redeemed................  (3,962,598)    (49,309,883) (2,539,390)  (26,781,542)
                         -----------  --------------  ----------  ------------
Net Increase............   1,648,772  $   22,647,253   2,289,031  $ 33,336,782
                         ===========  ==============  ==========  ============

                                    Value and Restructuring Fund
                         -----------------------------------------------------
                                 Year Ended                 Year Ended
                                  03/31/01                   03/31/00
                         ---------------------------  ------------------------
                           Shares         Amount        Shares       Amount
                         -----------  --------------  ----------  ------------
Sold....................  34,725,442  $1,146,862,405  20,158,719  $588,694,745
Issued as reinvestment
 of dividends...........     477,425      15,085,279      33,413       916,287
Redeemed................ (11,432,966)   (372,952,495) (9,472,264) (270,102,624)
                         -----------  --------------  ----------  ------------
Net Increase............  23,769,901  $  788,995,189  10,719,868  $319,508,408
                         ===========  ==============  ==========  ============

                                          Value Equity Fund
                            -------------------------------------------------
                                  Year Ended               Year Ended
                                   03/31/01                 03/31/00
                            -----------------------  ------------------------
                              Shares      Amount       Shares       Amount
                            ----------  -----------  ----------  ------------
Sold:
  Shares...................    168,305  $ 2,355,993      15,650  $    298,897
  Institutional Shares.....  1,355,482   15,972,741     299,695     5,023,385
Issued as reinvestment of
 dividends:
  Shares...................     27,923      311,343          72         1,355
  Institutional Shares.....        439        4,939           1            40
Redeemed:
  Shares...................    (14,188)    (234,118)     (8,071)     (138,817)
  Institutional Shares.....   (463,082)  (8,404,642)   (331,276)   (6,315,104)
                            ----------  -----------  ----------  ------------
Net Increase (Decrease)....  1,074,879  $10,006,256     (23,929) $ (1,130,244)
                            ==========  ===========  ==========  ============

                                  Energy and Natural Resources Fund
                            -------------------------------------------------
                                  Year Ended               Year Ended
                                   03/31/01                 03/31/00
                            -----------------------  ------------------------
                              Shares      Amount       Shares       Amount
                            ----------  -----------  ----------  ------------
Sold.......................  5,078,268  $81,697,755   3,848,740  $ 49,911,978
Issued as reinvestment of
 dividends.................    255,760    3,581,874      77,531       920,549
Redeemed................... (3,333,226) (52,654,687) (3,156,254)  (40,202,621)
                            ----------  -----------  ----------  ------------
Net Increase...............  2,000,802  $32,624,942     770,017  $ 10,629,906
                            ==========  ===========  ==========  ============
                                           Real Estate Fund
                            -------------------------------------------------
                                  Year Ended               Year Ended
                                   03/31/01                 03/31/00
                            -----------------------  ------------------------
                              Shares      Amount       Shares       Amount
                            ----------  -----------  ----------  ------------
Sold.......................  2,077,443  $12,105,219   2,854,909  $ 15,380,329
Issued as reinvestment of
 dividends.................      9,766       56,896       2,584        13,758
Redeemed................... (1,284,275)  (7,594,013) (2,360,998)  (12,440,442)
                            ----------  -----------  ----------  ------------
Net Increase...............    802,934  $ 4,568,102     496,495  $  2,953,645
                            ==========  ===========  ==========  ============

                               Technology Fund
                            -----------------------
                             03/31/00* - 03/31/01
                            -----------------------
                              Shares      Amount
                            ----------  -----------
Sold....................... 11,672,887  $55,873,450
Issued as reinvestment of
 dividends.................          4           29
Redeemed................... (1,367,907)  (5,862,241)
                            ----------  -----------
Net Increase............... 10,304,984  $50,011,238
                            ==========  ===========

--------
*Commencement of Operations

                                                          Biotechnology Fund
                                                         ----------------------
                                                         12/31/00* - 03/31/01
                                                         ----------------------
                                                          Shares      Amount
                                                         ---------  -----------
Sold.................................................... 3,017,351  $18,734,367
Issued as reinvestment of dividends.....................       --           --
Redeemed................................................   (20,788)    (113,678)
                                                         ---------  -----------
Net Increase............................................ 2,996,563  $18,620,689
                                                         =========  ===========

--------
* Commencement of Operations.

5. Organization Costs:

  Excelsior Fund and the Trust have borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs incurred prior to June 30, 1998 are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations. Organization costs of Technology and Biotechnology, which commenced operations on March 31, 2000 and December 31, 2000, respectively, have been expensed as incurred in accordance with regulatory requirements.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $25 million ($250 million prior to February 28, 2001) unsecured line of credit provided by The Chase Manhattan Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2001, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors/Trustees ofExcelsior Funds, Inc. and Excelsior Institutional Trust

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Value Equity, Energy and Natural Resources, Real Estate, Technology, and Biotechnology Funds (eight of the portfolios constituting the Excelsior Funds, Inc., and two of the portfolios constituting the Excelsior Institutional Trust) (collectively, the "Funds") as of March 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Value Equity, Energy and Natural Resources, Real Estate, Technology, and Biotechnology Funds at March 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Boston, Massachusetts
May 15, 2001
                                               /s/ Ernst & Young LLP

                     Federal Tax Information: (Unaudited)

  For the year ended March 31, 2001, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders, the designation of long-term capital gain, and the percentage of income earned from direct U.S. Treasury obligations for the portfolios are approximated as follows:

                                                           20% Long-
                                                Dividends    Term      Treasury
                                                Received    Capital     Income
                                                Deduction    Gain     Percentage
                                                --------- ----------- ----------
Blended Equity Fund............................    100%   $27,705,613       --
Large Cap Growth Fund..........................      --            --    1.00%
Optimum Growth Fund............................      --    19,421,205   14.34%
Small Cap Fund.................................  84.60%     7,572,435   30.19%
Value and Restructuring Fund...................  59.79%            --       --
Value Equity Fund..............................  34.66%    14,362,809       --
Energy and Natural Resources Fund..............  33.80%     2,357,825   19.46%
Technology Fund................................      --            --   22.73%
Biotechnology Fund.............................      --            --   73.03%